                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the registrant                             [X]
Filed by a party other than the registrant          [ ]


Check the appropriate box:
         [ ]  Preliminary proxy statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive proxy statement
         [ ]  Definitive additional materials
         [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                  TEKGRAF, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules
                  14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                                 TEKGRAF, INC.
                            6000 LAKE FORREST DRIVE
                                   SUITE 110
                             ATLANTA, GEORGIA 30328
                                 (404)252-0201
                                                                  April 29, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Tekgraf, Inc. ("Tekgraf" or the "Company") to be held on Wednesday, May 20, 1998 at 11:00 a.m. local time at 645 Hembree Parkway, Suite J, Roswell, Georgia 30076. As described in the enclosed Proxy Statement, at the Annual Meeting the stockholders of Tekgraf will be asked: (i) to elect seven directors to serve on the Company's Board of Directors, each for a one-year term; (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998; (iii) to consider and vote upon the proposed reincorporation of the Company in the State of Georgia; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has approved the matters being submitted by the Company for stockholder approval at the Annual Meeting and recommends that stockholders vote: (i) FOR the election of the seven nominees of the Board of Directors as directors, each for a one-year term; (ii) FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998; and (iii) FOR the approval of the Company's reincorporation in the State of Georgia.

         Included with the Proxy Statement is a copy of the Company's Annual Report to Stockholders on Form 10-K (the "Annual Report"). We encourage you to read the Annual Report. It includes the Company's audited financial statements for the year ended December 31, 1997 as well as information about the Company's operations, markets, products and services.

         We urge you to review carefully the enclosed materials and to return your proxy promptly. Please sign and promptly return your proxy card in the enclosed postage paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.


                                    Sincerely,
                                    /S/ Phillip C. Aginsky
                                    ------------------------------------
                                    Phillip C. Aginsky
                                    Chairman and Chief Executive Officer

                                 TEKGRAF, INC.
                            6000 LAKE FORREST DRIVE
                                   SUITE 110
                             ATLANTA, GEORGIA 30328
                                 (404)252-0201
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998
                 ----------------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Tekgraf, Inc. ("Tekgraf" or the "Company") will be held on Wednesday, May 20, 1998 at 11:00 a.m. local time at 645 Hembree Parkway, Suite J, Roswell, Georgia 30076, for the following purposes:

                  1. to elect seven directors to serve on the Company's Board of Directors, each for a one-year term (Proposal 1);

                  2. to ratify the appointment by the Board of Directors of the firm of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998 (Proposal 2);

                  3.       to consider and vote upon the proposed
                           reincorporation of the Company in the State of Georgia (Proposal 3); and,

                  4. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.



         Pursuant to the By-laws, the Board of Directors of the Company fixed the close of business on Friday, April 10, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the Class A Common Stock and Class B Common Stock of the Company at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                           By Order of the Board of Directors




                           /S/ Phillip C. Aginsky
                           ------------------------------------
                           Phillip C. Aginsky
                           Chairman and Chief Executive Officer




April 29, 1998



         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----

SUMMARY........................................................................2
INTRODUCTION...................................................................4
ANNUAL MEETING.................................................................4
         Outstanding Shares and Voting Rights..................................4
                  Record Date..................................................4
                  Quorum   ....................................................4
                  Voting Rights and Related Matters............................4
                  Dissenters' Rights...........................................4
         Proxies  .............................................................5
ELECTION OF DIRECTORS..........................................................6
         Information as to Director Nominees and Executive Officers............6
         Director Nominees.....................................................7
         Other Executive Officers..............................................8
         Key Personnel.........................................................8
         Committees of the Board of Directors..................................8
         Certain Relationships and Related Transactions........................8
                  Transactions with Alongal and Anita..........................8
                  The Company's Acquisitions...................................9
                  Transactions Between the Company's Subsidiaries
                           and Their Respective Affiliates....................10
                  Transactions with PDP.......................................11
                  Other Transactions..........................................11
         Compliance with Section 16(a) of the Exchange Act....................12
EXECUTIVE COMPENSATION........................................................13
         Employment Agreements................................................14
         Option Grants........................................................14
         Option Exercises and Holdings........................................15
         Stock Option Plan....................................................15
         Compensation of the Company's Directors..............................16
         Compensation Committee Interlocks and Insider Participation..........16
         Certain Transactions Involving Directors Who Participated in
                  Compensation Deliberations..................................16
         Compensation Committee Report on Executive Compensation..............17
                  Compensation Philosophy.....................................17
                  Stock Option Awards and Restricted Stock Grants.............18
                  Restricted Stock............................................18
                  Target Stock Ownership......................................18
                  Chief Executive Officer Compensation........................18
         Compensation Committee Interlocks and Insider Participation..........19
         Comparative Company Performance......................................19
         Beneficial Ownership of Capital Stock................................20
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.................22
APPROVAL OF REINCORPORATION IN THE STATE OF GEORGIA...........................23
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS..................................33
VOTING PROCEDURES.............................................................33
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.............................33
AVAILABLE INFORMATION.........................................................33
OTHER MATTERS.................................................................34
EXHIBIT A....................................................................A-1
EXHIBIT B....................................................................B-1
EXHIBIT C....................................................................C-1

                                  TEKGRAF, INC.
                            6000 LAKE FORREST DRIVE
                                   SUITE 110
                             ATLANTA, GEORGIA 30328
                                 (404) 252-0201
                     -------------------------------------
                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998

                     -------------------------------------




         This Proxy Statement is being furnished to the stockholders of Tekgraf, Inc., a Delaware corporation ("Tekgraf" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Tekgraf (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") of Tekgraf to be held at 11:00 a.m. local time on Wednesday, May 20, 1998 at 645 Hembree Parkway, Suite J, Roswell, Georgia 30076, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about April
29, 1998.


         At the Annual Meeting, stockholders will be asked: (i) to elect seven directors to serve on the Company's Board of Directors, each for a one-year term; (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998; (iii) to consider and vote upon the proposed reincorporation of the Company in the State of Georgia; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

                           ---------------------------

         IN DETERMINING WHETHER TO APPROVE THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT, STOCKHOLDERS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT.

                           ---------------------------


              THE DATE OF THIS PROXY STATEMENT IS APRIL 29, 1998.

                                     SUMMARY

         The following is a summary of certain information contained in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement. Stockholders are urged to review carefully the entire Proxy Statement, including the documents incorporated by reference herein and the Exhibits attached hereto.


Date, Time, Place of
   Meeting and Matters to be
   Presented for Action. . . . . . . . . . . The Annual Meeting of Stockholders
                                                      of Tekgraf will be held on
                                                      Wednesday, May 20, 1998 at
                                                      11:00 a.m. local time at
                                                      645 Hembree Parkway, Suite
                                                      J, Roswell, Georgia 30076.

                                             At the Annual Meeting, and at any
                                                      adjournments thereof,
                                                      stockholders will be
                                                      asked: (i) to elect seven
                                                      directors to serve on the
                                                      Board of Directors, each
                                                      for a one-year term
                                                      (Proposal 1, see page 6);
                                                      (ii) to ratify the
                                                      appointment of Coopers &
                                                      Lybrand L.L.P. as
                                                      independent public
                                                      accountants of the Company
                                                      for the year ending
                                                      December 31, 1998
                                                      (Proposal 2, see page 22);
                                                      (iii) to consider and vote
                                                      upon the proposed
                                                      reincorporation of the
                                                      Company in the State of
                                                      Georgia (Proposal 3, see
                                                      page 23); and (iv) to
                                                      transact such other
                                                      business as may properly
                                                      come before the Annual
                                                      Meeting or any
                                                      adjournments thereof. See
                                                      "Introduction" and "Annual
                                                      Meeting."

Record Date. . . . . . . . . . . . . . . . . Only stockholders of record at the close of business on
                                                      Friday, April 10, 1998
                                                      (the "Record Date") are
                                                      entitled to notice of and
                                                      to vote at the Annual
                                                      Meeting or any adjournment
                                                      thereof. See "Annual
                                                      Meeting-- Outstanding
                                                      Shares and Voting Rights--
                                                      Record Date."


Quorum. . . . . . . . . . . . . . . . . . . .The holders of a majority of the votes of the shares of
                                                      Class A Common Stock and
                                                      Class B Common Stock
                                                      issued and outstanding and
                                                      entitled to vote, present
                                                      in person or represented
                                                      by proxy, shall constitute
                                                      a quorum. See "Annual
                                                      Meeting-- Outstanding
                                                      Shares and Voting Rights--
                                                      Quorum."


Voting Rights and Related
   Matters. . . . . . . . . . . . . . . . . .Each holder of Class A Common Stock is entitled to one vote
                                                      per share with respect to
                                                      all matters, including the
                                                      election of directors.
                                                      Each holder of Class B
                                                      Common Stock is entitled
                                                      to five votes per share
                                                      with respect to all
                                                      matters, including the
                                                      election of directors.
                                                      Class A Common Stock and
                                                      Class B Common Stock
                                                      (sometimes referred to
                                                      collectively herein as the
                                                      "Common Stock") will vote
                                                      as a single group with
                                                      respect to all matters set
                                                      forth in the Notice of the
                                                      Annual Meeting. Directors
                                                      will be elected by a
                                                      plurality of the votes
                                                      cast by the shares
                                                      entitled to vote. The
                                                      affirmative vote of a
                                                      majority of the total
                                                      votes cast is required to
                                                      ratify the appointment of
                                                      Coopers & Lybrand L.L.P.
                                                      as independent
                                                      public accountants of the
                                                      Company for the year
                                                      ending December 31, 1998.
                                                      The affirmative vote of a
                                                      majority of the votes of
                                                      the outstanding shares of
                                                      Class A Common Stock and
                                                      Class B Common Stock,
                                                      voting together, entitled
                                                      to vote thereon is
                                                      required to approve the
                                                      reincorporation of the
                                                      Company in the State of
                                                      Georgia. See "Annual
                                                      Meeting-- Outstanding
                                                      Shares and Voting Rights--
                                                      Voting Rights and Related
                                                      Matters."

Dissenters' Rights. . . . . . . . . . . . . .Stockholders have no dissenters'
                                                      rights in connection with
                                                      the approval of any of the
                                                      matters to be presented at
                                                      the Annual Meeting. See
                                                      "Annual Meeting --
                                                      Outstanding Shares and
                                                      Voting Rights --
                                                      Dissenters' Rights."

Revocability of Proxies. . . . . . . . . . . A Tekgraf stockholder giving a proxy in the form
                                                      accompanying this Proxy
                                                      Statement has the power to
                                                      revoke the proxy prior to
                                                      its exercise. A proxy may
                                                      be revoked by: (i)
                                                      delivering a written
                                                      notice of revocation to
                                                      the Secretary of the
                                                      Company prior to the
                                                      Annual Meeting; (ii)
                                                      delivering to the Company
                                                      a duly executed proxy
                                                      bearing a later date; or
                                                      (iii) attending the Annual
                                                      Meeting and voting in
                                                      person. See "Annual
                                                      Meeting-- Proxies."

Board Recommendations. . . . . . . . . . . . The Board has approved and recommends the approval by
                                                      the stockholders of: (i)
                                                      the election of seven
                                                      directors to serve on the
                                                      Company's Board of
                                                      Directors; (ii) the
                                                      ratification of the
                                                      appointment of Coopers &
                                                      Lybrand L.L.P. as the
                                                      Company's independent
                                                      public accountants for the
                                                      year ending December 31,
                                                      1998; and (iii) the
                                                      proposed reincorporation
                                                      of the Company in the
                                                      State of Georgia.

                                  INTRODUCTION

         This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Wednesday, May 20, 1998 at 11:00 a.m. local time at 645 Hembree Parkway, Suite J, Roswell, Georgia 30076.

         At the Annual Meeting, stockholders will be asked: (i) to elect seven directors to serve on the Company's Board of Directors, each for a one-year term (Proposal 1); (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998 (Proposal 2); (iii) to consider and vote upon the proposed reincorporation of the Company in the State of Georgia (Proposal 3); and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.


                                 ANNUAL MEETING

OUTSTANDING SHARES AND VOTING RIGHTS

         Record Date. Only holders of Class A Common Stock and Class B Common Stock of record at the close of business on Friday, April 10, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had outstanding 2,430,000 shares of Class A Common Stock, consisting of 2,100,000 publicly-traded shares and 330,000 unregistered shares, held of record by approximately 1,361 persons and 3,333,333 shares of Class B Common Stock held of record by approximately 14 persons.


         Quorum. The By-laws provide that the holders of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

         Voting Rights and Related Matters. Each holder of Class A Common Stock is entitled to one vote per share with respect to all matters, including the election of directors. Each holder of Class B Common Stock is entitled to five votes per share with respect to all matters, including the election of directors. Class A Common Stock and Class B Common Stock will vote as a single group with respect to all matters set forth in the Notice of the Annual Meeting. There is no cumulative voting of shares. Stockholders' votes will be tabulated by the persons appointed by the Chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting. Directors will be elected by a plurality of the votes cast by the shares entitled to vote. The affirmative vote of a majority of the total votes cast is required to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1998. The affirmative vote of a majority of the votes of the outstanding shares of Common Stock entitled to vote thereon is required to approve the reincorporation of the Company in the State of Georgia. Abstentions are considered shares present and entitled to vote under the Delaware General Corporation Law (the "Delaware Law") and, therefore, will have the same effect as a negative vote with respect to the proposal to reincorporate the Company in the State of Georgia. Broker non-votes will have the same effect as a negative vote with respect to the proposal to reincorporate the Company in the State of Georgia.

         Dissenters' Rights. Stockholders are not entitled under the Delaware Law to appraisal rights in connection with the approval of any of the matters to be presented at the Annual Meeting.

PROXIES


         A Tekgraf stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise. A stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise by: (i) delivering prior to the Annual Meeting a written notice of revocation bearing a later date to W. Jeffrey Camp, Chief Financial Officer, Tekgraf, Inc., 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328; (ii) delivering to the Company a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and voting in person. The shares represented by each properly executed proxy not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED: (I) FOR PROPOSAL 1 TO ELECT THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS, EACH FOR A ONE-YEAR TERM; (II) FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998; AND (III) FOR PROPOSAL 3 TO APPROVE THE REINCORPORATION OF THE COMPANY IN THE STATE OF GEORGIA.


         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of the Company, who will not be compensated specifically for such solicitation activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

         HOLDERS OF SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE POSTAGE PAID ENVELOPE THAT HAS BEEN PROVIDED.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Pursuant to the Certificate of Incorporation, the Board of Directors shall consist of not fewer than three directors with the precise number of directors determined by resolution of the Board of Directors. Currently, the Board of Directors is composed of seven directors. The directors elected at the Annual Meeting will hold office for a term of one year and until their successors are elected and qualified.

         At the Annual Meeting, seven directors will be elected, each for a one-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. All nominees are now directors of the Company. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Directors will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at the Annual Meeting. There are no cumulative voting rights in the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.

INFORMATION AS TO DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The director nominees and executive officers of the Company and their ages as of March 1, 1998 are as follows:


         DIRECTOR NOMINEES
         AND EXECUTIVE OFFICERS           AGE    POSITION
         ----------------------           ---    --------

         Phillip C. Aginsky(1)(2)         45     Chief Executive Officer and
                                                 Chairman of the Board of
                                                 Directors
         Dan I. Bailey                    43     President-Technology Division
                                                 and Director
         William M. Rychel                47     President-Graphics Division and
                                                 Director
         Martyn L. Cooper                 48     Chief Operating Officer and
                                                 Director
         J. Thomas Woolsey                49     Chief Information Officer and
                                                 Director
         Albert E. Sisto(1)(2)            48     Director
         Frank X. Dalton, Jr.(1)(2)       41     Director

-----------------
(1)      Member of Compensation Committee
(2)      Member of Audit Committee

         OTHER EXECUTIVE OFFICERS         AGE    POSITION
         ------------------------         ---    --------
         W. Jeffrey Camp                  35     Chief Financial Officer

         Directors serve until the next annual meeting or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See "Executive Compensation -- Employment Agreements."

         Delaware Law permits a corporation through its Certificate of Incorporation to eliminate prospectively the personal liability of its directors to the corporation or its stockholders for damages for breach of fiduciary duty of care as a director, with certain exceptions. The exceptions include acts or omissions in bad faith or which involve intentional misconduct or knowing violations of law, improper declaration of dividends, and transactions from which the director personally gained a financial profit or other advantage to which he was not legally entitled. The Company's Certificate of Incorporation eliminates personal liability of its directors to the extent permitted under Delaware Law.


DIRECTOR NOMINEES

         PHILLIP C. AGINSKY has served as Chairman of the Board of Directors of the Company since March 1993 and as Chief Executive Officer since June 1997. From September 1990 to February 1992, Mr. Aginsky was the Chairman and Chief Executive Officer of Bennett & Fountain PLC, an electrical and electronic wholesaler and an operating subsidiary of Voltex Holding Limited ("Voltex"). In 1981, he joined ElCentre Holdings Limited ("ElCentre"), South Africa's largest electrical manufacturer and distributor, serving as Group Administrative Director until 1989, and served in the same capacity at Voltex, ElCentre's operating subsidiary, until the sale of ElCentre and its subsidiaries in 1992. After the sale until joining the Company, Mr. Aginsky enjoyed a brief respite from working while overseeing his personal investments. Mr. Aginsky earned a Bachelor of Commerce, a Certificate in the Theory of Accounting, Higher Diplomas in Tax Law and Company Law and a Master of Business Administration from the University of Witwatersrand in Johannesburg, South Africa.

         DAN I. BAILEY has served as President -- Technology Division since June 1997 and as a director of the Company since March 1993. From March 1993 until June 1997 Mr. Bailey was the President of Crescent Computers, Inc. He joined the Company's predecessor entity as Sales Manager in September 1990.


         WILLIAM M. RYCHEL became President -- Graphics Division and a director of the Company upon completion of the Company's acquisition of G&R Marketing, Inc.("G&R Marketing") in June 1997. Prior thereto, he served as the President of G&R Marketing, a company he co-founded and for which he served as President beginning in 1986.


         MARTYN L. COOPER became a Regional Sales Director and a director of the Company upon completion of the Company's acquisition of tekgraf, Inc., a Texas corporation ("tekgraf"), in June 1997 and Chief Operating Officer in October 1997. Prior thereto, he served as the President of tekgraf, a company he founded in 1986. Mr. Cooper earned a Bachelor of Science in mathematics from the University of Surrey in England.


         J. THOMAS WOOLSEY became Chief Information Officer in January 1998 and a director of the Company upon completion of the Company's acquisition of Microsouth, Inc. ("Microsouth") in June 1997. From June 1997 until January 1998 he served as Regional Sales Director of the Company. Prior thereto, he served as the President and General Manager of Microsouth from 1989 to June 1997. Mr. Woolsey earned a Bachelor of Science in industrial engineering and a Masters in finance and marketing from the University of Tennessee, Knoxville.


         ALBERT E. SISTO, a director of the Company since November 1997, is the Chief Operating Officer of RSA Data Security, Inc., a Security Dynamics Company. Prior to this employment, he served as President, Chairman and Chief Executive Officer of DocuMagix, Inc., a computer software company specializing in personal content management, beginning in October 1994. From September 1989 to October 1994, Mr. Sisto was the President and Chief Executive Officer of PixelCraft, Inc. (formerly BarneyScan Corporation), a manufacturer and marketer of prepress scanners, image management software and color separation software for open systems. Mr. Sisto earned a Bachelor of Science in engineering from the Stevens Institute of Technology. Mr. Sisto also serves on the Board of Directors of Insignia Solutions, plc., a computer software company and Jetfax, a system technology company.

         FRANK X. DALTON, JR., a director of the Company since November 1997, has served as a Principal of Cordova Capital, a venture capital firm, since November 1996. From January 1996 to November 1996, Mr. Dalton was an Executive Vice President of Ambassador Capital Corporation, an investment banking firm. From November 1989 to January 1996, Mr. Dalton was employed by BDO Seidman, LLP, a public accounting firm, with his last position being Partner. Mr. Dalton earned a Bachelor of Science in accounting from the University of South Carolina and is a Certified Public Accountant.

OTHER EXECUTIVE OFFICERS

         W. JEFFREY CAMP, a Certified Public Accountant, joined the Company on March 1, 1998. From 1985 until February 1998, Mr. Camp was employed by Coopers & Lybrand L.L.P., a public accounting firm, most recently as a Senior Manager. Mr. Camp earned a Bachelor of Science in accounting from Auburn University.


KEY PERSONNEL


         A. LOWELL NERENBERG became a Regional Sales Director of the Company upon completion of the Company's acquisition of Computer Graphics Distributing Company, ("CGD") in June 1997. Prior thereto, he served as President of CGD, a company he founded in 1986.



         PATRICK J. MCLAUGHLIN became a Regional Sales Director of the Company upon completion of the Company's acquisition of Intelligent Products Marketing, Inc. ("IPM") and IG Distribution, Inc. ("IG", doing business with IPM collectively as "IGD") in June 1997. Prior thereto, he served as Vice President of IPM and IG, companies he co-founded in 1989.


COMMITTEES OF THE BOARD OF DIRECTORS


         The Board of Directors recently elected the members of its Compensation Committee and Audit Committee. Both the Audit Committee and the Compensation Committee are composed of Phillip C. Aginsky, Albert E. Sisto, and Frank X. Dalton, Jr. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company and has authority to administer the Company's 1997 Stock Option Plan. See "Executive Compensation-Stock Option Plan." The Audit Committee recommends the appointment of the Company's auditors and reviews the scope of audit and non-audit assignments and related facts. During 1997, neither the Compensation Committee nor the Audit Committee held any meetings.


         The Company does not have a standing nominating committee. The Board of Directors nominates candidates to stand for election as directors.

         The Company has agreed, if requested by D.H. Blair Investment Banking Corp. ("Blair"), to nominate a designee of Blair to the Company's Board of Directors for a period of five years, which period began on November 10, 1997.

         During the year ended December 31, 1997, the Board of Directors of the Company held three meetings. Messrs. Aginsky and Bailey attended 75% or more of the aggregate of all board meetings. Messrs. Rychel, Woolsey, Dalton, Sisto and Cooper attended fewer than 75% of such meetings, because they joined the Board of Directors in mid-year.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions with Alongal and Anita

         Alongal Extrusions, Inc. ("Alongal") is a Georgia corporation which is wholly-owned by Anita, Ltd. ("Anita"), a principal stockholder of the Company. Anita is wholly-owned by the New Freedom Trust, a trust for the benefit of the father of Phillip C. Aginsky, Chairman of the Board of the Company. See "Executive Compensation - Beneficial Ownership of Capital Stock." Mr. Aginsky serves as President of Alongal.

         From time to time since the Company's inception, Alongal made advances to the Company for working capital purposes. Such advances bore interest at a rate of 8% per annum and were payable on demand. During the year ended December 31, 1997, the Company made interest payments to Alongal of approximately $177,000. At December 31, 1997, the amount owed to Alongal was approximately $195,000. The balance of the outstanding indebtedness owed to Alongal was repaid in early 1998. During 1997, the Company paid Alongal management fees of $39,000 for providing the services of Mr. Aginsky. The Company does not intend to pay management fees to Alongal in 1998 or thereafter. See "-- Other Transactions" for additional transactions between the Company and Anita.

         The Company's Acquisitions


         In May 1997, the Company entered into stock purchase agreements (the "1997 Agreements") pursuant to which the Company issued an aggregate of 2,192,000 shares of its Class B Common Stock (giving effect to a
 .83333325-for-one reverse stock split in October 1997) in exchange for all of the outstanding capital stock of each of G&R Marketing, Microsouth, tekgraf, CGD, IPM and IG, each a California corporation (collectively, doing business as "IGD") (collectively, the "1997 Subsidiaries," the acquisitions of the 1997 Subsidiaries are sometimes collectively referred to herein as the "1997 Acquisitions"). Pursuant to the terms of the 1997 Agreements, the 1997 Subsidiaries agreed to deliver a defined guaranteed net asset value ("NAV") as of the closing date of June 2, 1997. In certain cases, the excess net book value over the warranted NAV actually delivered by the 1997 Subsidiaries will be distributed to the former stockholders of the 1997 Subsidiaries as Purchase Price Adjustments. In other cases, former stockholders of the 1997 Subsidiaries will be required to pay the Company any shortfall in NAV actually delivered.


         In March 1998, the Company entered into three Agreements and Plans of Merger (the "1998 Agreements") pursuant to which the Company agreed to issue an aggregate of 895,000 unregistered shares of the Company's Class A Common Stock and deliver an aggregate of $1,415,000 in cash to the shareholders of Computer Graphics Technology, Inc., a South Carolina corporation ("CGT"), Martec, Inc., a California corporation doing business as Media Graphics Distribution and MGD ("MGD"), and New England Computer Graphics, Inc., a Massachusetts corporation ("NECG") (collectively, the "1998 Subsidiaries," the acquisitions of the 1998 Subsidiaries are sometimes collectively referred to herein as the "1998 Acquisitions") as consideration for the merger of each of those companies into Tekgraf Sub I, Inc., Tekgraf Sub II, Inc., and Tekgraf Sub III, Inc., each a wholly-owned subsidiary of the Company, respectively. CGT, MGD and NECG are computer graphics wholesale distribution companies. Pursuant to the terms of the 1998 Agreements, the 1998 Subsidiaries and their shareholders agreed to deliver certain guaranteed NAVs as of the closing dates of their respective mergers and also agreed to deliver certain guaranteed pre-tax profits for the one-year period commencing on the respective closing dates of the mergers (the 1998 Agreements provide that the shareholders may elect an alternative one-year period for purposes of the profit calculation). In certain cases, the excess NAV over the guaranteed NAV that is actually delivered by the 1998 Subsidiaries and the excess actual pre-tax profit over the pre-tax profit guaranteed by the 1998 Subsidiaries will be distributed to the former shareholders of the 1998 Subsidiaries as Purchase Price Adjustments. In other cases, former shareholders of the 1998 Subsidiaries will be required to pay the Company any shortfall in NAV actually delivered or actual pre-tax profit realized. The merger of CGT into Tekgraf Sub I occurred on April 1, 1998, and the mergers of MGD and NECG into Tekgraf Sub II and Tekgraf Sub III, respectively, are expected to occur on or around May 1, 1998, although such closings are subject to the satisfactory completion of due diligence, the receipt of regulatory approvals and consents, and certain other conditions to closing. The approximate ownership of NECG is as follows: 14% by Thomas Gust, a principal stockholder of the Company's Class B Common Stock, 14% by Mr. Rychel, 21.9% by Scott Barker, who became a principal stockholder of the Company's Class A Common Stock on April 1, 1998 when CGT, of which he was President and principal shareholder, was acquired by the Company, and 28% by A. Lowell Nerenberg, with the balance owned by unaffiliated parties. In connection with the merger of NECG into Tekgraf Sub III, if consummated, Messrs. Rychel, Gust, Barker and Nerenberg will receive approximately 36,216 36,216, 57,945 and 72,432 shares, respectively, of unregistered Class A Common Stock of the Company (including shares placed into escrow) and approximately $56,716, $56,716, $90,745 and $113,431 in cash (including cash placed into escrow), respectively. The acquisition of NECG was approved by the unanimous vote of the disinterested directors of the Company.


         The following table sets forth: (i) the number of shares of Class B Common Stock received in the 1997 Acquisitions by executive officers, directors and principal stockholders of the Company; and (ii) the estimated dollar amount paid to or to be received from such individuals as a result of Purchase Price
Adjustments:

                                           Amount of           Amount of
                                           Adjustment to       Adjustment to be
                         Number of         Be paid to          Received from
        Name             Shares(1)         Stockholder(2)      Stockholder(2)
        ----             ---------         --------------      --------------

William M. Rychel        409,000                   --           $22,000
J. Thomas Woolsey        528,667             $300,000                --
Martyn L. Cooper         278,000                                 90,000
Thomas A. Gust           426,000                   --            21,000

----------------
(1) Includes certain Class B Common Stock received by such individuals that was put into escrow for purposes of the Purchase Price Adjustments and indemnification provisions of the Agreements.

(2) In December 1997, the Company paid Messrs. Woolsey and Cooper $800,000 and $250,000, respectively, in partial satisfaction of the Company's obligations under the Purchase Price Adjustment provisions of their respective agreements. Upon final determination of the Purchase Price Adjustments shortly after March 31, 1998, the Company intends to pay the balance of the Purchase Price Adjustments to Mr. Woolsey and expects to receive the Purchase Price Adjustments from Messrs. Rychel, Cooper and Gust shortly after such final determination.

         The 1997 and 1998 Agreements provide that the representations and warranties contained therein shall survive for a period of approximately two years from the respective dates of the Agreements. An aggregate of 1,333,333 of the shares of Class B Common Stock issued pursuant to the 1997 Agreements and an aggregate of 66,000 shares of Class A Common Stock issued pursuant to the CGT Agreement have been placed in escrow to cover potential claims for indemnification for liabilities resulting from the breach of any representation, warranty, covenant or agreement contained in the 1997 Agreements or the CGT Agreement, respectively. Similarly, pursuant to the CGT Agreement, another 66,000 shares of Class A Common Stock has been placed in escrow to secure the Purchase Price Adjustments to be made on account of a shortfall in the actual pre-tax profits of CGT. Upon closing of the acquisitions of MGD and NECG, if those transactions are consummated, 60,000 and 66,250 shares, respectively, will be placed in escrow to secure indemnification claims under the MGD and NECG Agreements, and another 60,000 and 66,250 shares, respectively, will be placed in escrow to secure the Purchase Price Adjustments under those Agreements.


         Transactions Between the Company's Subsidiaries and Their Respective Affiliates

         William M. Rychel, Co-President and a director of the Company and the President of G&R Marketing, and Thomas Gust, a principal stockholder of the Company, are the co-owners, together with Mr. Gust's brother, of G/B Marketing, Inc. ("G/B"), a manufacturers' representative in the computer graphics business which shares office space with G&R Marketing. G&R Marketing makes payments on behalf of G/B for such firm's portion of certain overhead expenses, including rent, telephone and facilities maintenance. G/B reimburses G&R Marketing for such costs on a regular basis. During the year ended December 31, 1997, the total amount of such payments made by G&R Marketing on behalf of G/B was approximately $82,000.

         From time to time, G&R Marketing has sold inventory at cost to NECG. During the year ended December 31, 1997, G&R Marketing sold $334,000 in inventory to NECG.

         J. Thomas Woolsey, a director of the Company and the former President of Microsouth, was the owner of a mail order computer sales company which was in operation from April 1995 through April 1997. This Company purchased products from various distributors, including Microsouth, for resale to end users. During the year ended December 31, 1997, this company's purchases from Microsouth totaled $8,500.

         Prior to completion of the Company's acquisition of Microsouth in June 1997, Microsouth performed certain software development services on behalf of JTW Acquisitions, L.P., an entity owned by Mr. Woolsey, for which it was not reimbursed. During the year ended December 31, 1997, Microsouth incurred charges of $31,000, relating to these services.

         From time to time, Edward H. L. Mason, the former President of IGD, made working capital advances to IGD. Such advances bore interest at a rate of 9.25% per annum and were repaid in 1997. During the year ended December 31, 1997 IGD repaid $129,624 to Mr. Mason. From time to time, Beverly and A. Lowell Nerenberg, former officers of CGD, made working capital advances to CGD. At December 31, 1997, the principal amount owed to the Nerenbergs was $90,000. Such advances bear interest at a rate of 12% per annum and will be repaid at such time as the purchase price adjustment, if any, under the Company's agreement to acquire CGD is determined. See " -- The Company's Acquisitions."


         Transactions with PDP

         PDP, Inc. ("PDP") is a Georgia corporation owned 24.5% by each of Dan
I. Bailey, President - Technology Division and a director of the Company, and Peter Goletz, a principal stockholder of the Company, and 51% by the wife of Phillip C. Aginsky, the Chairman of the Board of Directors. Prisym Technologies, Inc. of Georgia ("Prisym") occupied offices in a building owned by PDP for six months during 1997 and paid rent of $11,000 for the period that it occupied such space. In connection with the acquisition of the aforementioned building, PDP incurred bank indebtedness of $496,000. The bank loan was guaranteed by Messrs. Bailey and Goletz and Alongal. The Company guaranteed repayment of such debt. In November 1997, PDP repaid such loan from the proceeds of the sale of the building and the guarantee was released.


         Other Transactions

         Certain stockholders of the Company, including Dan I. Bailey, President
- Technology Division and a director of the Company, have made non-interest bearing working capital advances to the Company over the past several years. At December 31, 1997, amounts owed to Mr. Bailey aggregated approximately $50,000. Such advances were paid in full by the Company in February, 1998, and the Company has no current outstanding indebtedness to Mr. Bailey.


         Mr. Woolsey owns 50% of CAD Temps, Inc., a temporary employment agency that manages the Company's Advanced Software Learning Center. In 1997, the Company paid management fees of $73,659 to CAD Temps.


         In November 1997, the stockholders of the Company prior to the 1997 Acquisitions contributed an aggregate of $990,000 to the capital of the Company. Of such amount, Anita contributed $504,900, and Dan I. Bailey and Peter Goletz each contributed $222,750.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company has adopted a policy that all future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC" or the "Commission") and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, during fiscal 1997, it executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that a report covering transactions on Form 4 was not filed by William M. Rychel.

                             EXECUTIVE COMPENSATION


         The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during the fiscal years ended December 31, 1995, 1996 and 1997, by (i) the Company's principal executive officer and (ii) the Company's and the Subsidiaries' most highly compensated executive officers whose salary and bonus for 1997 exceeded $100,000.


                           Summary Compensation Table


                                                               Annual
                                                            Compensation
                                                            ------------
                                                                              Other Annual
Name and Principal Position         Year      Salary($)        Bonus($)     Compensation($)
---------------------------         ----      ---------        --------     ---------------

Phillip C. Aginsky                  1997      192,916(1)       39,000(2)           --
Chairman and Chief                  1996           --         369,137(2)        3,338
Executive Officer                   1995      126,600              --              --

Dan I. Bailey                       1997      106,666(1)           --              --
President                           1996       60,000         131,000           1,820
Technology                          1995      151,005              --              --
Division

William M. Rychel                   1997      146,900(1)           --              --
President                           1996      120,000          50,000          67,889(3)
Graphics Division

Patrick J. McLaughlin               1997      134,676(1)           --              --
Regional Sales Director             1996       64,000         108,937           1,629(4)


A. Lowell Nerenberg                 1997      116,233(1)           --              --
Regional Sales Director


Peter Goletz                        1997      103,750              --              --
Director of Technical Services      1996       60,000         131,000           1,820
                                    1995      151,005              --              --



--------------------------------

(1) The employment agreements of Messrs. Aginsky, Bailey, and Rychel, as well as those of Patrick J. McLaughlin and A. Lowell Nerenberg, each provide for an annual salary of $125,000, beginning June 2, 1997. $72,900 of the amount of the 1997 salary shown for each individual in the table above represents the approximate amount paid by the Company to each individual from June 2, 1997 through December 31, 1997. The remainder of each 1997 salary amount represents the compensation paid to the individual during the first five months of 1997 by the entity by whom that individual was employed, which period was prior to the acquisition of the 1997 Subsidiaries by the Company.


(2) In 1997, $39,000 was paid to Alongal as a management fee for providing Mr. Aginsky's services to the Company. In 1996, $135,000 was paid for the same purposes. See "Certain Transactions." Mr. Aginsky serves as President of Alongal.

(3) Includes $16,182 of life and health insurance premiums paid by G&R and $51,707 of other perquisites, automobile allowances and personal travel.

(4)      Consists of health insurance premiums paid by the Company.

EMPLOYMENT AGREEMENTS



         In June 1997, the Company entered into two-year employment agreements with each of Messrs. Aginsky, Bailey, Rychel, Cooper and Woolsey, as well as with Patrick J. McLaughlin and A. Lowell Nerenberg, who serve as Regional Sales Directors, each of which provides for a base annual compensation of $125,000. In April 1998, the Company and the surviving corporation of the merger of CGT and Tekgraf Sub I entered into an employment agreement with Scott Barker on substantially these same terms. In addition, in the event that the acquisitions of MGD and NECG are consummated, the Company anticipates entering into employment agreements with Mark Lewis of MGD and David Boston of NECG on substantially the same terms and conditions as those set forth above.



         On March 1, 1998, the Company entered into an employment agreement with
W. Jeffrey Camp to serve as Chief Financial Officer for a base annual compensation of $125,000. Also on March 1, 1998, Mr. Camp was granted options to purchase 45,000 shares of Class A Common Stock at an exercise price of $3.00 per share. 15,000 of these options vested on March 1, 1998, 15,000 will vest on March 1, 1999, and 15,000 will vest on March 1, 2000. This employment agreement is terminable by the Company at any time, upon six months' written notice. See "-- Stock Option Plan."


         Except for Mr. Camp's employment agreement, all of the agreements also contain two-year post-termination confidentiality and non-competition provisions. Public policy limitations and the difficulty of obtaining injunctive relief may impair the Company's ability to enforce the non-competition and nondisclosure covenants made by its employees. The Company has determined that it will implement a bonus plan during the year ending December 31, 1999 pursuant to which all of the foregoing individuals will be eligible to participate in a bonus pool equal to a percentage of the Company's pre-tax profits, if any, in excess of $3,000,000.

         In connection with the Offering, the Company agreed with the underwriter that the compensation of the Company's executive officers, division managers and regional operating managers will not exceed $125,000 for any of such individuals for a period of 13 months from the closing of the Offering.

         The Company has obtained key-person life insurance in the amount of $2,000,000 on the lives of each of Messrs. Aginsky, Bailey and Rychel and $1,000,000 on the lives of each of Messrs. Woolsey and McLaughlin.

OPTION GRANTS

         The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1997.

                                                  OPTION GRANTS DURING 1997

                                                       INDIVIDUAL GRANTS(A)
                                -----------------------------------------------------------------
                                                                                                     POTENTIAL REALIZABLE
                                               PERCENT OF                                                     VALUE
                                 NUMBER OF        TOTAL                                                AT ASSUMED ANNUAL
                                 SECURITIES      OPTIONS                                                  RATE OF STOCK
                                 UNDERLYING    GRANTED TO                                              PRICE APPRECIATION
                                  OPTIONS     EMPLOYEES IN  EXERCISE                  EXPIRATION         FOR OPTION TERM
NAME                              GRANTED      FISCAL YEAR    PRICE     GRANT DATE       DATE          5%             10%
----                              -------      -----------    -----     ----------       ----          --             ---
Peter Armstrong(a) ............   15,000          100%        $6.00        11/97          N/A        $56,601         $143,437


-------------------------
(a)      Mr. Armstrong's options were canceled on March 1, 1998.
(b) On March 1, 1998, the Company granted to W. Jeffrey Camp 45,000 options to purchase shares of the Company's Class A Common Stock at an exercise price of $3.00 per share. These options will become exercisable as follows: 15,000 on each of March 1, 1998, March 1, 1999, and March 1, 2000.

OPTION EXERCISES AND HOLDINGS

         During the year ended December 31, 1997, no stock options were exercised by the named executive officers. The following table sets forth information with respect to each of the named executive officers concerning the value of all unexercised options held by such individuals at December 31, 1997.



                          FISCAL YEAR-END OPTION VALUES



                               NUMBER OF SECURITIES
                                   UNDERLYING                VALUE OF UNEXERCISED
                                   UNEXERCISED               IN-THE-MONEY OPTIONS
                                OPTIONS AT FISCAL                     AT
                                    YEAR-END                    FISCAL YEAR-END
           NAME           EXERCISABLE/UNEXERCISABLE(A)    EXERCISABLE/UNEXERCISABLE
           ----           ----------------------------    -------------------------

Peter Armstrong (b)....            15,000                         $0

-------------------------

(a) Represents the difference between the exercise price per share and the market value of the Class A Common Stock at December 31, 1997. There were no In-the-Money options outstanding on December 31, 1997.
(b) Canceled on March 1, 1998.


STOCK OPTION PLAN

         In August 1997, the Board of Directors adopted and the Company's stockholders approved the 1997 Stock Option Plan (the "Plan"), covering 300,000 shares of the Company's Class A Common Stock and pursuant to which employees, officers and directors of, and consultants or advisers to, the Company and any subsidiary corporations are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or options that do not qualify as incentive options ("non-qualified options"). The Plan, which expires in August 2007, will be administered by the Board of Directors or a committee of the Board of Directors, provided, however, that with respect to "officers" and "directors," as such terms are defined for the purposes of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), such committee shall consist of "disinterested" directors as defined in Rule 16b-3, but only if at least two directors meet the criteria of "disinterested" directors as defined in Rule 16b-3. The purposes of the Plan are to ensure the retention of existing and future executive personnel, key employees, directors, consultants and advisors who are expected to contribute to the Company's future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Board of Directors or the committee in granting options pursuant to the Plan will be consistent with these purposes. The Plan provides for automatic grants of options to certain directors in the manner set forth below.

         Options granted under the Plan may be either incentive options or non-qualified options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Class A Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Class A Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option. Options granted under the Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 90 days of the date of termination of the employment relationship or directorship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash or by any other means that the Board of Directors or the committee determines. No option may be granted under the Plan after August 2007.

         Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Company or any subsidiary of the Company as the Board of Directors or the committee shall select from time to time in its sole discretion, provided that only employees of the Company or a subsidiary of the Company shall be eligible to receive incentive options. An optionee may be granted more than one option under the Plan. The Board of Directors or the committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the Plan.

         The Company has canceled options to purchase 15,000 shares that were granted to Peter Armstrong in November 1997 exercisable at $6.00 per share and has granted options to purchase an aggregate of 45,000 shares to W. Jeffrey Camp at an exercise price of $3.00 per share. 15,000 of Mr. Camp's options became exercisable on March 1, 1998, 15,000 will become exercisable on March 1, 1999, and the remaining 15,000 will become exercisable on March 1, 2000.


COMPENSATION OF THE COMPANY'S DIRECTORS

         Non-employee directors receive $500 for each Board and committee meeting attended and are reimbursed for their expenses in attending such meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor. Directors are also entitled to receive options under the Plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the year ended December 31, 1997, Phillip C. Aginsky, Dan I. Bailey and Peter Goletz participated in deliberations of the Company's Board of Directors concerning executive officer compensation.


CERTAIN TRANSACTIONS INVOLVING DIRECTORS WHO PARTICIPATED IN COMPENSATION DELIBERATIONS

         Alongal Extrusions, Inc. ("Alongal") is a Georgia corporation which is wholly-owned by Anita, Ltd. ("Anita"), a principal stockholder of the Company. Anita is wholly-owned by the New Freedom Trust, a trust for the benefit of the father of Phillip C. Aginsky, Chairman of the Board of the Company. See "Beneficial Ownership of Capital Stock." Mr. Aginsky serves as President of Alongal.

         From time to time since the Company's inception, Alongal made advances to the Company for working capital purposes. Such advances bore interest at a rate of 8% per annum and were payable on demand. During the year ended December 31, 1997, the Company made interest payments to Alongal of approximately $177,000. At December 31, 1997, the amount owed to Alongal was approximately $195,000. The balance of the outstanding indebtedness owed to Alongal was repaid in early 1998. During 1997, the Company paid Alongal management fees of $39,000 for providing the services of Mr. Aginsky. The Company does not intend to pay management fees to Alongal in 1998 or thereafter. See "Certain Relationships and Related Transactions-- Other Transactions" for additional transactions between the Company and Anita.

         PDP, Inc. ("PDP") is a Georgia corporation owned 24.5% by each of Dan
I. Bailey, President - Technology Division and a director of the Company, and Peter Goletz, a principal stockholder of the Company, and 51% by the wife of Phillip C. Aginsky, the Chairman of the Board of Directors. Prisym Technologies, Inc. of Georgia ("Prisym"), a subsidiary of the Company, occupied offices in a building owned by PDP for six months during 1997 and paid rent of $11,000 for the period that it occupied such space. In connection with the acquisition of the aforementioned building, PDP incurred bank indebtedness of $496,000. The bank loan was guaranteed by Messrs. Bailey and Goletz and Alongal. The Company guaranteed repayment of such debt. In November 1997, PDP repaid such loan from the proceeds of the sale of the building and the guarantee was released.

         Certain stockholders of the Company, including Dan I. Bailey, President
- Technology Division and a director of the Company, have made non-interest bearing working capital advances to the Company over the past several years. At December 31, 1997, amounts owed to Mr. Bailey aggregated approximately $50,000. Such advances were paid in full by the Company in February, 1998, and the Company has no current outstanding indebtedness to Mr. Bailey.

         In November 1997, the stockholders of the Company prior to the 1997 Acquisitions contributed an aggregate of $990,000 to the capital of the Company. Of such amount, Anita contributed $504,900, and Dan I. Bailey and Peter Goletz each contributed $222,750.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Commission, in whole or in part, the following report and the Stock Performance Chart which follows shall not be deemed to be incorporated by reference into any such filing.

         The following report of the compensation committee describes the philosophy, objectives and components of the Company's executive compensation programs for 1997 and discusses the determination concerning the compensation for the Chief Executive Officer for 1997.

         The members of the Compensation Committee are Messrs. Phillip C. Aginsky, Albert E. Sisto, and Frank X. Dalton, Jr. Mr. Aginsky is the Chief Executive Officer and Chairman of the Company. Messrs. Sisto and Dalton are non-executive directors of the Company.

         The Company's primary objective in designing and implementing its compensation program is to maximize stockholder value over time through alignment of employee performance with business goals and strategies that serve stockholders' interests. The overall goal of the Compensation Committee is to develop executive compensation and equity-based programs which are consistent with and linked to the Company's strategic and annual business objectives.

Compensation Philosophy

         The Compensation Committee adheres to a compensation policy that:

         1. will attract and retain key executives crucial to the long-term success of the Company;
         2. relates to the achievement of operational and strategic objectives; and
         3. is commensurate with each executive's performance, experience and responsibilities.

         Specifically, the Compensation Committee has adopted certain principles which are applied in structuring the compensation opportunity for executive officers. These are:

         Long-Term and At-Risk Focus. A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of shareholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of the total compensation to encourage stockholder value-based management decisions, and to link compensation to Company performance and stockholder interests.

         Short-Term At-Risk Focus.. A significant portion of cash compensation for executives is linked to the achievement of annual bonus plans or performance objectives. This includes cash bonuses that may be approved by the Compensation Committee relating to these objectives. There is a real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall Company performance.

         Competitiveness. Base pay and total compensation should be competitive with other similar companies based upon size, products and markets. The particular qualifications of an individual holding the position and his or her level of experience are considered in establishing a salary level when a person is appointed to a position. Salaries are generally reviewed annually. In many instances a primary factor in setting salary levels is the Company's desire to provide compensation sufficient to induce these individuals to join the Company. A proxy survey of peer group companies is conducted periodically.

Stock Option Awards and Restricted Stock Grants

         Equity-based compensation comprises a significant portion of the Company's executive officer compensation programs. These plans are administered solely by the Compensation Committee. These are the two plans utilized for this component of the executive office long-term, equity-oriented compensation. These involve stock options and restricted stock grants.

         Stock options provide executive officers and certain other key employees with the opportunity to achieve an equity interest in the Company. Stock options are granted at 100% of the fair market price on the date of the grant and vest over a period of five years, with 20% of such options vesting each year during the five-year period. See "Stock Option Plan."

         The object is to emphasize a long-term focus by key employees in the acquisition and holding of common stock. The number of stock options granted is based on the individual's potential to contribute to the future growth of the Company. The frequency and size of individual grant amounts vary with changes in the individual's potential to contribute to the future growth of the Company. The number of options required to achieve target grant values based on the prevailing fair market value of the common stock serves in part to determine the number of shares granted annually.

Restricted Stock

         Restricted stock grants are designed to be granted on a selective basis to key employees to further focus them on the long-term performance of the Company. Grants of restricted stock are subject to forfeiture if a grantee, among other conditions, fails to perform or leaves prior to the expiration of the restricted period. Restricted periods are generally from two to four years.

Target Stock Ownership

         The Company's Board of Directors and management believe that significant stock ownership is a major incentive in building stockholder value and aligning the interests of executives and stockholders. The Board has adopted guidelines for minimum target ownership by senior executives.

         Guidelines are based upon a multiple of base salary and range from .75 to 3 times annual salary amounts.

Chief Executive Officer Compensation

         The compensation arrangements for Mr. Aginsky with respect to the 1997 fiscal year are based upon the terms of his employment agreement with the Company, which was originally entered into in June 1997. Pursuant to the employment agreement, Mr. Aginsky is entitled to an annual salary of $125,000 for the year ended June 1998. The Company has agreed with the Underwriters that the compensation of the Company's executive officers, division managers and regional operating managers will not exceed $125,000 for any of such individuals for a period of 13 months from the closing of the Offering; i.e., December 1998.


Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended December 31, 1997, Phillip C. Aginsky, Dan I. Bailey and Peter Goletz participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

                             COMPENSATION COMMITTEE

                               Phillip C. Aginsky
                               Albert E. Sisto
                               Frank X. Dalton, Jr.


COMPARATIVE COMPANY PERFORMANCE

         The graph shown below is a line-graph presentation comparing the Company's cumulative stockholder return on an indexed basis based on an investment of $100 in the Company's Class A Common Stock on November 10, 1997 with the cumulative stockholder return on an indexed basis for the Nasdaq National Market (U.S. Companies) and the cumulative stockholder return for the Nasdaq Computer Index.

                COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN


                                    NASDAQ          NASDAQ           CLASS A
        MEASUREMENT PERIOD       STOCK MARKET      COMPUTER      COMMON STOCK OF
       (FISCAL YEAR COVERED)   (U.S. COMPANIES)     INDEX         TEKGRAF, INC.
       ---------------------   ----------------    --------      ---------------

             11/10/97              100.00           100.00           100.00
             12/31/97               98.72            93.39            42.44



NOTES:

A. If the fiscal year end is not a trading day, the preceding trading day is used.
B.       The index level for all series was set to 100.00 on November 10, 1997.
C.       The Company's Common Stock began trading on November 10, 1997.

BENEFICIAL OWNERSHIP OF CAPITAL STOCK


         The following table provides information, as of April 10, 1998 concerning beneficial ownership of Common Stock by: (i) each person or entity known by the Company to beneficially own more than 5% of the outstanding Class A or Class B Common Stock; (ii) each director of the Company; (iii) each named executive officer; and (iv) all directors and executive officers of the Company as a group. The information in the table is based on information from the named persons regarding ownership of Common Stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares shown as beneficially owned by them.



                                          SHARES BENEFICIALLY                 PERCENT OF CLASS
                                               OWNED (2)                        OUTSTANDING
NAME AND ADDRESS (1)                  ---------------------------         ------------------------       PERCENT OF
OF BENEFICIAL OWNER                   CLASS A (3)      CLASS B( )         CLASS A(3)       CLASS B       VOTES (2)(3)
-------------------                   -----------      ----------         ----------       -------       ------------

Anita, Ltd.                           75,000(5)        1,191,333            3.09%           35.74%        31.58%
Phillip C. Aginsky                    75,000(6)        1,191,333(6)         3.09%           35.74%        31.58%
Dan I. Bailey                             --             257,000              --             7.71%           -- (4)
William M. Rychel                         --             366,709              --            11.00%         9.60%
Martyn L. Cooper                      10,000(5)          290,500             .41%            8.72%         7.66%
W. Jeffrey Camp                       15,000(8)              --              .61%              --            --
J. Thomas Woolsey                     15,000(5)          549,500             .62%           16.49%        14.47%
Thomas A. Gust                            --             376,625              --            11.36%         9.86%
Peter Goletz                              --             257,000              --             7.71%           -- (4)
Beverly Nerenberg                         --             213,333(7)           --             6.40%         5.59%
Scott Barker                          257,400(9)              --           10.59%              --          1.35%
D.H. Blair (10)                       396,763                 --           16.33%              --          2.08%
All executive officers and directors
   as a group (six persons)           100,000          2,398,042            4.12%           71.94%        63.31%


----------------


(1) The address of each of the beneficial owners of more than 5% of the Company's Common Stock is c/o Tekgraf, Inc., 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328.




(2) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from April 10, 1998. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.



(3) If shares of Class B Common Stock are owned by the same person or group, excludes shares of Class B Common Stock that are convertible into a corresponding number of shares of Class A Common Stock.



(4) In November 1997, certain of the pre-acquisition stockholders, including Messrs. Bailey and Goletz, pledged all of their shares (an aggregate of 559,333 shares) to Anita in connection with personal loans and granted Anita voting proxies with respect to such shares. The pledged shares have been included in the number and percent of shares beneficially owned for both Anita and the respective pledgors. The percent of voting power figures, however, attribute the voting power of such shares solely to Anita. Beneficial ownership also reflects sales of shares by Messrs. Rychel and Gust to certain other current stockholders of the Company, which occurred in November, 1997.



(5) Represents shares of Class A Common Stock that were part of the 100,000 units that Anita, Mr. Cooper and Mr. Woolsey purchased in the Offering. The components of such Units may not be sold or transferred for one year, which year began on November 10, 1997. This table does not reflect the corresponding number of Warrants that were purchased as part of the Units.

(6) Represents shares held by Anita, a company owned by the New Freedom Trust, a trust for the benefit of Mr. Aginsky's father. The trustee of the New Freedom Trust, appointed by Mr. Aginsky's father-in-law, as Protector, is Riverbank, Ltd. Mr. Aginsky disclaims beneficial ownership of the shares held by Anita.

(7)      Includes shares held by her husband.

(8) Represents options that were granted and became exercisable on March 1, 1998, representing shares that Mr. Camp has the right to purchase at an exercise price of $3.00/share.

(9) Includes shares held in escrow pursuant to Sections 1.3(e) and 5.6 of the Agreement and Plan of Merger by and among the Company, Tekgraf Sub I, CGT and its shareholders.


(10) This information is based solely on a Schedule 13G, dated February 12, 1998, filed with the Securities and Exchange Commission. It includes shares beneficially owned by Kenton E. Wood, Chairman and Chief Executive Officer of D.H. Blair & Co. The address of D.H. Blair & Co. is 44 Wall Street, New York, NY 10005.


         In connection with the Company's initial public offering, the holders of the Company's Class B Common Stock agreed to place an aggregate of 166,667 shares into escrow pursuant to an escrow agreement (the "Escrow Agreement") with American Stock Transfer & Trust Company, as escrow agent. The Escrow Shares may be voted, but are not transferable or assignable other than to a permitted transferee (as defined) who agrees to be bound by the Escrow Agreement.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

         The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P. to continue as independent public accountants for the Company for the year ending December 31, 1998, subject to ratification of such appointment by the stockholders. Coopers & Lybrand L.L.P. has served as the Company's independent public accountants since 1994. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Coopers & Lybrand L.L.P., independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1998. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

         Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.




         The approval by a majority of the total votes cast on the proposal is required to approve the proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1998.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

               APPROVAL OF REINCORPORATION IN THE STATE OF GEORGIA
                                  (PROPOSAL 3)



         The Board of Directors has proposed that the Company be reincorporated in the State of Georgia by merging into a wholly-owned subsidiary of the Company that is incorporated in the State of Georgia (the "Subsidiary") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between the Company and the Subsidiary and in accordance with the applicable provisions of the Delaware Law and the Georgia Business Corporation Code ("Georgia Law") (the "Merger"). As the surviving corporation in the Merger, the Subsidiary will succeed to all the business, properties, assets and liabilities of the Company, and upon the effectiveness of the merger will change its name to "Tekgraf, Inc." ("New Tekgraf"). The stockholders of the Company will automatically become stockholders of New Tekgraf. After the Merger, the rights of the Company's stockholders will be governed by Georgia Law, rather than by Delaware Law. In connection with the Merger, the Articles of Incorporation and Bylaws of the Subsidiary, which, except for certain provisions that are unique to Georgia Law, are identical to the Company's current Certificate of Incorporation and Bylaws, will become the Articles of Incorporation and Bylaws of New Tekgraf. The name of the subsidiary has not yet been chosen. Its principal executive offices will be located at 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328 and its telephone number will be (404) 252-0201. The Subsidiary will not conduct any business and will be formed for the purpose of effecting the reincorporation.


         IN CONNECTION WITH THE APPROVAL OF THE MERGER, STOCKHOLDERS OF THE COMPANY WILL NOT HAVE DISSENTERS' RIGHTS OF APPRAISAL UNDER SECTION 262 OF THE DELAWARE LAW.


PRINCIPAL REASON FOR REINCORPORATION

         The State of Delaware requires a Delaware corporation to pay an annual franchise tax based on either: (i) the number of shares of capital stock authorized in its Certificate of Incorporation; or (ii) the assumed par value of its authorized shares of capital stock. The minimum franchise tax is $30 and the maximum franchise tax is $150,000. Based on the number of shares of capital stock currently authorized in the Company's Certificate of Incorporation, the Company would be required to pay $150,000 per year in franchise tax as a Delaware corporation. The assumed par value alternative currently produces a Delaware franchise tax of approximately $150,000 per year.

         In contrast, the State of Georgia requires a Georgia corporation to pay franchise taxes based on the corporation's net worth. Net worth consists of total capital stock issued (including treasury stock), paid in capital, and retained earnings. The minimum tax is $10 and the maximum tax is $5,000, which is reached when net worth exceeds $22 million. The Company's net worth currently exceeds this threshold, and for 1997 the Company would be required to pay approximately $5,000 per year in franchise taxes as a Georgia corporation. As a result, the Company would save approximately $145,000 annually in franchise taxes by changing its state of incorporation from Delaware to Georgia, assuming no change in the number of authorized shares. Reincorporation in Georgia will also further the Company's identification with the State of Georgia in which its headquarters and a substantial percentage of its employees are located. The Company has no significant business operations in Delaware.


MERGER AGREEMENT


         The following is a summary of certain provisions of the Merger Agreement and certain related matters. The form of the Merger Agreement is attached as Exhibit A hereto.


         The Merger. At the time a certificate of merger is filed with the Secretary of State of Delaware and the Secretary of State of Georgia (which is expected to be as soon as is practicable following the Meeting), the Company will be merged with and into the Subsidiary, the Company's legal existence as a Delaware corporation will cease and the Company will become a Georgia corporation. Although the Subsidiary is technically the surviving corporation in the Merger, the Subsidiary is a "shell" corporation with no assets or liabilities, and thus the practical effect of the Merger will be the reincorporation of the Company in Georgia. The Merger will not result in any change in the name, business, management, location of the Company's principal executive offices or other facilities, assets, liabilities, net worth or accounting practices. In addition, all of the directors, officers and employees of the Company will, upon consummation of the Merger, become officers, directors and employees of New Tekgraf, and the Merger will have no effect on the number of shares of Class A Common Stock and Class B Common Stock held by each stockholder of the Company.

         Conversion of Shares. Upon the effectiveness of the Merger, each outstanding share of the Company's Class A Common Stock and Class B Common Stock will be automatically converted into one share of Class A Common Stock, par value $.001 ("New Tekgraf Class A Common Stock"), and one share of Class B Common Stock, par value $.001 ("New Tekgraf Class B Common Stock"), respectively, of New Tekgraf, as the surviving corporation in the Merger. New Tekgraf Class A Common Stock and New Tekgraf Class B Common Stock will be entitled to the same rights, powers, qualifications, limitations and restrictions as the presently outstanding Class A Common Stock and Class B Common Stock, respectively, although some differences will arise as a result of the application of Georgia Law. See "Comparison of Stockholders' Rights." Following the Merger, the Class A Common Stock will continue to trade in the same manner as before, and still under the symbol "TKGFA," on Nasdaq. In addition, all of the outstanding Warrants to purchase shares of the Company's Class A Common Stock will be converted into Warrants to purchase shares of New Tekgraf Class A Common Stock, upon the same terms and conditions as the existing Warrants to purchase shares of the Company's Class A Common Stock, and will continue to trade in the same manner as before, and still under the symbol "TKGFW" on Nasdaq. In addition, each outstanding option to purchase shares of Company Class A Common Stock will be converted into an option to purchase the same number of shares of New Tekgraf Class A Common Stock on the same terms and conditions, including the same exercise price, applicable to any such option to purchase shares of Company Class A Common Stock.

        Exchange of Stock Certificates. As of the effectiveness of the Merger, each outstanding certificate representing shares of Class A Common Stock will be deemed to represent an identical number of shares of New Tekgraf Class A Common Stock, and each outstanding certificate representing shares of Class B Common Stock will be deemed to represent an identical number of shares of New Tekgraf Class B Common Stock. Thus, it will not be necessary for stockholders of the Company to exchange their existing stock certificates to reflect their ownership of New Tekgraf Class A Common Stock or New Tekgraf Class B Common Stock. For those stockholders who wish to receive new stock certificates issued by New Tekgraf, the Company will arrange for American Stock Transfer & Trust Co., the Company's transfer agent, to exchange certificates representing shares of Class A Common Stock or Class B Common Stock for certificates representing an equal number of shares of New Tekgraf Class A Common Stock or New Tekgraf Class B Common Stock, respectively. COMPANY STOCKHOLDERS WHO WISH TO SEND IN THEIR CERTIFICATES SHOULD CONTACT AMERICAN STOCK TRANSFER & TRUST CO. AT (212) 936-5100 ATTN: MR. JOE WOLF.


        Condition to the Reincorporation. The Merger is subject to the approval of the stockholders of the Company. The affirmative vote of majority of the votes of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, entitled to vote thereon is required to approve the Merger.

         Termination; Amendment. The Merger Agreement may be terminated or abandoned by the Board of Directors of the Company or the Subsidiary at any time prior to the filing of the appropriate certificates or articles of merger with the Secretaries of State of Georgia and Delaware. The Board of Directors or officers of the Company and the Subsidiary may jointly amend, modify and supplement the Merger Agreement prior to the effective time of the Merger in such manner as they may deem appropriate at any time before approval of the Merger Agreement by the Company's stockholders. Any amendment, modification or supplement to the Merger Agreement after its approval by the Company's stockholders but prior to the effective time of the Merger will require the approval of the Company's stockholders unless the amendment, modification or supplement to the Merger Agreement (i) does not alter (a) the amount or kind of shares to be received thereunder in exchange for shares of Company Common Stock, or (b) any term of the Articles of Incorporation of New Tekgraf as provided for in the Merger Agreement, and (ii) does not alter any of the terms and conditions of the Merger Agreement in a manner that would adversely affect the holders of Class A Common Stock or Class B Common Stock.


OTHER CHANGES AFFECTING STOCKHOLDERS

        Differences between Delaware and Georgia Law will result in certain changes affecting stockholders as a result of the reincorporation of the Company in Georgia. For a discussion of certain significant differences between Delaware and Georgia Law relevant to the Merger, see "Comparison of Stockholders' Rights."


         The Articles of Incorporation of New Tekgraf after the Merger will be the same as the Certificate of Incorporation of the Company in all material respects, except for those provisions that are unique to Georgia Law. New Tekgraf will be authorized to issue 31,666,667 shares of Class A Common Stock, $.001 par value, 3,333,333 shares of Class B Common Stock, $.001 par value, and up to 5,000,000 shares of "blank check" Preferred Stock. Like the current shares of the Class A Common Stock and Class B Common Stock of the Company, the New Tekgraf Class A Common Stock will be entitled to one vote per share and New Tekgraf Class B Common Stock will be entitled to five votes per share. Like the current shares of Class A Common Stock and Class B Common Stock, shares of New Tekgraf Class A Common Stock and New Tekgraf Class B Common Stock will entitle their holders to participate together, pro rata based on the number of shares held, in the payment of cash dividends and the liquidation, dissolution and winding up of New Tekgraf, subject to the rights of the holders, if any, of the Preferred Stock of New Tekgraf. Also like the current shares of Class B Common Stock, each share of New Tekgraf Class B Common Stock will be convertible into one share of New Tekgraf Class A Common Stock at any time at the option of the holder, or automatically upon: (a) its sale, gift or transfer, except in the case of a transfer to a trust for which the original holder acts as sole trustee or to any other holder of New Tekgraf Class B Common Stock; (b) the death of the original holder thereof, including in the case of the original holder having transferred the New Tekgraf Class B Common Stock to a trust for which the original holder served as a trustee during his or her lifetime; or (c) the conversion of an aggregate of 75% of the authorized shares of New Tekgraf Class B Common Stock into New Tekgraf Class A Common Stock. The form of the Articles of Incorporation of the Subsidiary, which will become the Articles of Incorporation of New Tekgraf, is attached as Exhibit B hereto.



         The Bylaws of New Tekgraf will be the same as the Bylaws of the Company in all material respects, except for changes necessary to conform to Georgia Law. The form of the Bylaws of the Subsidiary, which will become the Bylaws of New Tekgraf, is attached as Exhibit C hereto.


FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

        The following is a summary of the material federal income tax consequences of the Merger to the Company and its stockholders.

        The merger of the Company into the Subsidiary, as described above, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a result, for federal income tax purposes:

              (1)Neither the Company nor its stockholders will recognize any gain or loss by reason of the conversion of Common Stock into New Tekgraf Common Stock.

              (2)The shares of New Tekgraf Common Stock issued as a result of the Merger in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by the stockholder.

              (3)The holding period of the shares of New Tekgraf Common Stock issued as a result of the Merger in the hands of a stockholder will include the period during which the stockholder held the shares of Common Stock prior to the merger provided the shares of Common Stock were held as a capital asset on the date of conversion.

COMPARISON OF STOCKHOLDERS' RIGHTS

         If the Merger is consummated, holders of shares of Common Stock will become holders of New Tekgraf Common Stock, which will result in their rights as stockholders being governed by Georgia Law. The following summary compares certain rights of the Company's stockholders under the Delaware Law and the Company's Certificate of Incorporation and Bylaws with their rights under the Georgia Law and New Tekgraf's Articles of Incorporation and Bylaws. The following summary does not purport to be a complete statement of the rights of the Company's stockholders under the Georgia Law and the New Tekgraf Articles of Incorporation and Bylaws as compared with their rights under the Delaware Law and the Company's Certificate of Incorporation and Bylaws. This summary is qualified in its entirety by New Tekgraf's Articles of Incorporation and Bylaws, the Company's Certificate of Incorporation and Bylaws, the Georgia Law and the Delaware Law, to which stockholders are referred.

        Corporate Case Law. It is generally recognized that Delaware has the most extensive and well-defined body of corporate case law in the United States. Because many corporations are incorporated in Delaware, the Delaware judiciary has acquired considerable expertise in dealing with corporate issues and a substantial number of decisions have been rendered construing Delaware Law and establishing public policies for Delaware corporations. Although Georgia courts have also rendered many decisions in the area of corporate law, these cases are not litigated as frequently in Georgia as they are in Delaware. Consequently, if the Company were to remain a Delaware corporation, it would have the benefit of a more established and refined body of case law interpreting the Delaware Law (including corporate control issues) than exists for the Georgia Law, and, in many instances there could be greater predictability with respect to the legal affairs of the company as a Delaware corporation rather than as a Georgia corporation.

         Election of Directors. Under Delaware Law, directors, are elected by the stockholders. The Company's Bylaws provide that vacancies on the board of directors may be filled by a majority of directors then in office, including those who have resigned. The certificate of incorporation or the bylaws also may allow the stockholders or the board of directors to fix or change the number of directors, but a corporation must have at least one director. The Company's Certificate of Incorporation does not so provide. Under Delaware Law, stockholders do not have cumulative voting rights unless the certificate of incorporation so provides. The Company's Certificate of Incorporation does not so provide.

         Upon consummation of the Merger, the former stockholders of the Company will have rights under Georgia Law in the election of directors similar to those provided by Delaware Law. Directors, unless their terms are staggered pursuant to the corporation's articles of incorporation or a bylaw adopted by the shareholders, are elected at each annual shareholder meeting under Georgia Law, and vacancies on the board of directors may be filled by the shareholders or directors, unless the articles of incorporation or a bylaw approved by the shareholders provides otherwise. The articles of incorporation may authorize the election of certain directors by one or more classes or series of shares. The articles of incorporation or the bylaws also may allow the shareholders or the board of directors to fix or change the number of directors. Currently, the Company's Bylaws provide that the number of members of the Board of Directors shall be fixed by the Board of Directors but shall not be less than three. Neither the Articles nor the Bylaws provide for a staggered board of directors. The New Tekgraf Articles of Incorporation do not provide for cumulative voting.

         Removal of Directors. Under Delaware Law, directors of a corporation may be removed with or without cause, by the holders of a majority of the shares entitled to vote at an election, except in instances involving classified boards or corporations with cumulative voting, in which cases other provisions apply.

         Georgia Law provides that, unless director terms are staggered, directors may be removed with or without cause by a majority of the votes entitled to be cast, unless the articles of incorporation or a bylaw adopted by the shareholders provides that directors may be removed only for cause, provided, however, that if a director is elected by a particular voting group of shareholders, that director may only be removed by the requisite vote of that voting group. The Articles of Incorporation and the Bylaws of New Tekgraf contain no provisions that a director may be removed only for cause and, because director terms are not staggered, directors of New Tekgraf may be removed with or without cause.

         Vacancies on the Board of Directors. Under Delaware Law, the board of directors of a corporation may fill any vacancy on the board, including vacancies resulting from an increase in the number of directors, by the affirmative vote of a majority of the directors then in office. The Bylaws provide that any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, including those who have so resigned.

         Under Georgia Law, the articles of incorporation or a bylaw approved by the shareholders may make specific provision for filling vacancies on the board of directors. The Bylaws of New Tekgraf contain the same provision as the Bylaws of the Company. A director elected to fill a vacancy created by the removal or resignation of a director shall hold office for the unexpired term of his or her predecessor.

         Action by Written Consent. Delaware Law provides that, unless limited by the certificate of incorporation, any action that could be taken by stockholders at a meeting may be taken without a meeting if a consent (or consents) in writing, setting forth the action so taken, is signed by the holders of record of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         Subject to compliance with certain requirements, Georgia Law provides that any action required or permitted to be taken by the shareholders at a meeting may be taken by the shareholders without a meeting if evidenced by one or more written consents describing the action taken, signed and dated by all shareholders entitled to vote on such action, or, if the articles of incorporation provide for less than all shareholders, by persons who would be entitled to vote shares at a meeting having the voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to take action at a meeting at which all shareholders entitled to vote were present and voted. The Articles of New Tekgraf provide for such consent by less than all shares in this manner.

         Special Meetings of Shareholders. Delaware Law provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. Georgia Law permits the board of directors or any person authorized in the corporation's articles of incorporation or bylaws to call special meetings of shareholders. Except in the case of a corporation having 100 or fewer shareholders of record, a special meeting may also be called by at least 25% or such greater or lesser percentage of all the votes entitled to be cast on any issue proposed to be considered at the special meeting as may be provided in the corporation's articles of incorporation or bylaws.

        Vote Required for Certain Transactions. Under the Delaware Law, a merger, consolidation or sale of all or substantially all of a corporation's assets generally must be approved by the stockholders of each constituent corporation by the affirmative vote of a majority of the outstanding stock entitled to vote on the transaction. Stockholders of the surviving corporation need not approve a merger if: (i) the corporation's certificate of incorporation will not be amended as a result of the merger; (ii) each share of the corporation's stock outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (iii) either no shares of the corporation's common stock and no securities convertible into such stock will be issued pursuant to the merger or the authorized unissued shares or treasury shares of the corporation's common stock to be issued pursuant to the merger plus those initially issuable upon conversion of any other securities to be issued in the merger do not exceed 20% of the shares of the corporation's common stock outstanding immediately prior to the effective date of the merger.

        In connection with the approval of proposed mergers and share exchanges, the Georgia Law generally requires the affirmative vote of a majority of all votes entitled to be cast on the plan for such transaction by all shares entitled to vote on the plan, voting as a single group, and the affirmative vote of a majority of the votes entitled to be cast by holders of shares of each voting group entitled to vote as a group under the corporation's articles of incorporation. The sale of all or substantially all of the assets of a corporation must be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Under the Georgia Law, stockholders of the surviving corporation need not approve a merger if: (i) the articles of incorporation of the corporation will not differ from its articles before the merger (except for certain amendments permitted under the Georgia Law without shareholder approval); (ii) each share of stock of the corporation outstanding immediately before the effective date of the merger is to be an identical outstanding or reacquired share immediately after the merger; and (iii) the number and kind of shares outstanding immediately after the merger, plus the number and kind of shares issuable as a result of the merger and by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed the total number and kind of shares of the surviving corporation authorized by its articles of incorporation immediately before the merger.

         Business Combination Provisions. The Company is currently subject to provisions of the Delaware Law restricting the Company's ability to engage in business combination transactions with certain significant shareholders, and, if it so elects, will be subject to similar restrictions under the Georgia Law as a Georgia corporation. These business combination provisions prohibit certain business combinations between a corporation and any person who has acquired beneficial ownership of 10% (Delaware, 15%) or more of the voting stock of the corporation (an "interested stockholder") for a period of five (Delaware, three) years from the date such stockholder became an interested stockholder, unless
(i) such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the Board of Directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder, (ii) such interested stockholder became the beneficial owner of at least 90% (Delaware, 85%) of the outstanding shares of voting stock of the corporation (excluding shares owned by persons who are directors, officers, their affiliates or associates and by subsidiaries of the corporation and certain employee stock plans) in the same transaction in which the interested stockholder became an interested stockholder or (iii) on or subsequent to the date the interested stockholder became an interested stockholder, either (a) under the Delaware Law, the business combination is approved by the Board of Directors and is authorized at a meeting of stockholders by the affirmative vote of at least two-thirds of the voting stock that is not owned by the interested stockholder or (b) under the Georgia Law, the interested stockholder, subsequent to becoming an interested stockholder, becomes the beneficial owner of at least 90% of the voting stock of the corporation (excluding shares owned by persons who are directors or officers, their affiliates or associates and by subsidiaries of the corporation and certain employee stock plans) and the business combination is approved by holders of a majority of the voting stock entitled to vote, excluding voting stock beneficially owned by the interested stockholder or by persons who are directors or officers and by subsidiaries and certain employee stock plans. Georgia law also authorizes a corporation to adopt a bylaw provision which requires special approval by the board of directors and/or the shareholders for certain business combinations with interested shareholders.

        Conflicting Interest Transactions. The Delaware Law states that contracts and transactions between a Delaware corporation and one or more of its directors or officers, or organizations in which they serve in such capacities or have a financial interest, will not be void or voidable solely because of that relationship or because such director or officer is present at or participates in a board or committee meeting authorizing the contract or transaction if: (i) the material facts of the relationship or interest and as to the contract or transaction are disclosed or known to the Board or committee and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors (even if the disinterested directors are less than a quorum); or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time that it is authorized by the Board, a committee thereof or the stockholders.

        The Georgia Law states that a director's conflicting interest transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in an action by a stockholder or by or in the right of the corporation, on the ground of an interest in the transaction of such director or any person with whom such director has a personal, economic or other association, if (i) the transaction receives the affirmative vote of a majority (but not less than two) disinterested directors on the Board or a committee thereof after such directors are made aware of the nature and effect of the conflicting interest; (ii) a majority of the votes entitled to be cast by shares, other than shares beneficially owned or the voting of which is controlled by the director(s) having the conflicting interest, were cast in favor of the transaction after (A) notice to the stockholders describing the conflicting interest transaction, (B) disclosure by such director, prior to the stockholders' vote, to the Secretary of the Company, of the number and identity of the persons holding or controlling the vote of all shares that to the knowledge of the director are beneficially owned (or the voting of which is controlled) by such director or by a related person of the director, or both, and (C) disclosure to the stockholders of the existence and nature of the director's conflicting interest and all facts known to the interested director with respect to the subject matter that an ordinarily prudent person would reasonably believe to be material to a judgment as to whether to proceed with the transaction; or (iii) the transaction, judged in the circumstances at the time of commitment, is established to have been fair to the corporation. Similar provisions of the Georgia Law applicable to directors' conflicting interest transactions also apply to officers' conflicting interest transactions.

        Appraisal Rights. Under both the Delaware Law and the Georgia Law, subject to certain limitations, stockholders have the right to dissent from a merger or consolidation and receive the "fair value" of their shares, determined in accordance with a judicial proceeding. The Georgia Law also affords such dissenters' rights to stockholders in the event of (i) consummation of a plan of share exchange, or the sale or exchange of all or substantially all of the corporation's assets, if stockholders are entitled to vote on the transaction;
(ii) amendments to the corporation's articles of incorporation that materially and adversely affect rights in respect of a dissenter's shares; and (iii) any corporate action taken pursuant to a stockholder vote, to the extent that
Article 9 of the Georgia Law, the articles of incorporation, bylaws, or a resolution of the board of directors provides that shareholders are entitled to dissent and obtain payment for their shares. Under the Delaware Law, dissenters' rights of appraisal are not provided to stockholders if the corporation's shares are listed on a national securities exchange or Nasdaq or held of record by more than 2,000 holders, or if the corporation is the surviving corporation in a merger that did not require the approval of the corporation's stockholders, unless holders of the corporation's shares are required by the terms of the agreement of merger or consolidation to accept in exchange for their shares anything except (i) shares of the surviving corporation; (ii) shares of any other corporation listed on a national securities exchange or Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. Under the Georgia Law, dissenters' rights of appraisal are not available when the affected shares are listed on a national securities exchange (which is defined to include Nasdaq) or held of record by more than 2,000 stockholders unless (a) the articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise or (b) in a plan of merger or share exchange, the holders of such shares are required to accept anything other than shares of the surviving corporation or another publicly-held corporation listed on a national securities exchange or held of record by more than 2,000 stockholders, except for scrip or cash in lieu of fractional shares.

         Indemnification and Exculpation of Directors and Officers. Under both the Delaware Law and the Georgia Law, a corporation is required to indemnify a director to the extent that the director has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because of his status as a director of the corporation. It may indemnify any director or officer made a party to a proceeding if such director or officer acted in good faith and in a manner he believed to be in or not opposed to the best interests of the corporation (and, in Georgia, in those cases in which the individual was not acting in his official capacity, if such individual's conduct was at least not opposed to the best interests of the corporation), and, in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify a director or officer for expenses actually and reasonably incurred in connection with a proceeding by or in the right of the corporation, except that such indemnification is not permitted if the individual has been adjudged liable to the corporation unless the court determines that the individual is fairly and reasonably entitled to indemnification for such expenses in view of the circumstances of the case. Similarly, a Georgia corporation may indemnify a director or officer for reasonable expenses in connection with a proceeding by or in the right of the corporation, provided that it is determined that the director or officer has met the relevant standard of conduct under the Georgia Law. Indemnification is prohibited under the Georgia Law if the director or officer was adjudged liable in connection with a proceeding by or in the right of the corporation or on the basis that a personal benefit was improperly received by him. If authorized by the articles of incorporation or approved by shareholders, the Georgia Law permits a Georgia corporation to indemnify directors without regard to the limitations set forth in the Georgia Law, except that the corporation cannot indemnify any director for liability (a) for any appropriation, in violation of the director's duties, of any business opportunity of the corporation, (b) for acts or omissions which involve intentional misconduct or a knowing violation of law, (c) for any type of liability set forth in Section 14-2-832 of the Georgia Law (dealing with payment of unlawful dividends), or (d) for any transaction from which he received an improper personal benefit.

        The Company's Certificate of Incorporation requires the Company to indemnify directors and officers to the fullest extent permitted by the Delaware Law. Similarly, New Tekgraf's Articles of Incorporation require indemnification of directors and officers to the fullest extent permitted by the Georgia Law.

         Amendments to Certificate or Articles of Incorporation. The Delaware Law permits a corporation to amend its certificate of incorporation so long as the amended certificate of incorporation contains only provisions that could be lawfully and properly included in an original certificate of incorporation filed at the time the amendment is filed. Amendments must be adopted by the Board of Directors and approved by a majority of the outstanding shares of stock entitled to vote thereon and by a majority of the outstanding stock of each class entitled to vote as a class with respect to the amendment. Class voting or the vote of a series within a class is required when a proposed amendment would increase or decrease the number or par value of the authorized shares of a class or series, respectively, or adversely affect the powers, preferences or special rights of the shares of a class or series, respectively.

        The Georgia Law requires the approval of a majority of the votes entitled to be cast on the amendment by each voting group entitled to vote on the amendment to amend a corporation's articles of incorporation, except that the board of directors may amend the articles of incorporation without obtaining shareholder approval to: (i) extend the corporation's duration if it was incorporated at a time the Georgia Law required limited duration; (ii) delete the names and addresses of the initial directors, initial registered agent, registered office or incorporator; (iii) delete the mailing address of the initial principal office of the corporation if an annual registration is on file with the Georgia Secretary of State; (iv) change each issued or each issued and unissued authorized share of an outstanding class of stock into a greater number of whole shares if the corporation has only shares of that class outstanding;
(v) change or eliminate the par value of each issued and unissued share of an outstanding class if the corporation has only shares of that class outstanding; or (v) change the corporate name.

        Amendments to Bylaws. Under the Delaware Law, the power to adopt, amend or repeal bylaws rests with those stockholders entitled to vote on such matters, except that a corporation's certificate of incorporation may additionally confer such power upon the directors. Conferring the power to adopt, amend or repeal bylaws upon the directors does not limit the stockholders' power to adopt, amend or repeal bylaws. Consistent with the Delaware Law, the Company's Certificate of Incorporation permits the Board of Directors to amend the Bylaws.

        The Georgia Law permits a corporation's board of directors to amend, repeal or adopt bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders in whole or in part or (ii) the shareholders, in amending or repealing a particular bylaw, expressly reserve the power to amend or repeal that particular bylaw. A Georgia corporation's shareholders may amend or repeal the corporation's bylaws or adopt new bylaws even though the bylaws may also be amended or repealed by the Board of Directors. A bylaw limiting the authority of the Board of Directors or establishing staggered terms for directors may only be adopted, amended or repealed by the shareholders. The Subsidiary has taken no action to restrict the ability of its board of directors to amend its Bylaws, and thus the Board of Directors of New Tekgraf will be able to amend the Bylaws of New Tekgraf just as the Board of Directors of the Company can amend its Bylaws.

        Dividends and Distributions. A Delaware corporation, unless otherwise restricted by its certificate of incorporation, may pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year (but the directors may not declare and pay dividends out of such net profits if the amount of capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets). The Company's Certificate of Incorporation contains no provisions restricting dividends on Company Common Stock except to the extent that preferred stock of the Company has a preference as to dividends.

        Unless provided otherwise by its articles of incorporation, a Georgia corporation may pay dividends or make other distributions with respect to its shares if after the dividend or distribution the corporation has the ability to pay its debts as they become due and does not have total assets less than all liabilities and the amount necessary to satisfy all preferential rights if the corporation were to be dissolved at the time of distribution. New Tekgraf's Articles of Incorporation do not limit its ability to pay dividends or make other distributions on New Tekgraf Common Stock except to the extent that New Tekgraf preferred stock has a preference as to dividends.

        Preemptive Rights. Stockholders of the Company do not currently have preemptive rights to purchase unissued shares of the Company's Common Stock. Consistent with the Georgia Law, the stockholders will also not be entitled to preemptive rights to purchase unissued shares of New Tekgraf.

         Rights of Inspection. Delaware Law allows any stockholder, upon written demand under oath stating the purpose thereof, to have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder.

         Georgia Law permits any shareholder who gives at least five business days' written notice to the corporation to have the right to inspect and copy, during normal business hours, at the principal office of the corporation, certain of the corporation's books and records, including: (i) the articles of incorporation and the bylaws currently in effect; (ii) all resolutions adopted by shareholders or the board of directors increasing or decreasing the number of directors, the classification of directors, if any, and the names and residence addresses of all members of the board of directors; (iii) resolutions adopted by the board of directors creating one or more classes or series of shares, and fixing their relative rights, if any, if shares issued under the resolutions are outstanding; (iv) resolutions adopted by the board of directors that affect the size of the board of directors; (v) the minutes of all shareholders' meetings and executed written consents evidencing all action taken by shareholders without a meeting for the past three years; (vi) all written communications to shareholders generally within the past three years, including the annual financial statements furnished as provided in Georgia Law Section 14-2-1620;
(vii) the names and business addresses of the corporation's current directors and officers; and (vii) the most recent annual registration of the corporation filed with the Georgia Secretary of State. A shareholder is also entitled to receive, upon written request, a copy of the corporation's most recent balance sheet and profit and loss statement.

         A shareholder has only a qualified right to inspect certain other specified records of the corporation, including (i) excerpts from minutes of any meeting of the board, records of action of a committee of the board of directors while acting for the board, minutes of meetings of shareholders, and records of action taken by shareholders or the board of directors without a meeting, to the extent not subject to inspection under the mandatory inspection and copying provision; (ii) accounting records of the corporation; and (iii) the record of shareholders.

         Stockholder Suits. Under Delaware Law, a stockholder may institute a lawsuit against one or more directors, either on his own behalf, or derivatively on behalf of the corporation. Section 102(b)(7) of the Delaware Law enables a corporation in its certificate of incorporation to eliminate or limit, and the Company's Certificate limits, the personal liability of a director for monetary damages for violations of the director's fiduciary duty, except (i) for any breach of a director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for liability pursuant to
Section 174 of the Delaware Law (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or
(iv) for any transaction from which a director derived an improper personal benefit.

         Under Georgia Law, a shareholder may institute a lawsuit against one or more directors, either on his or her own behalf, or derivatively on behalf of the corporation. As noted previously, Georgia Law contains a provision allowing a corporation, through a provision in its articles of incorporation, to limit or eliminate the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or any failure to take any action, as a director except in certain enumerated circumstances. The Company's Articles contain such a provision and thereby limit the liability of directors to the Company and the shareholders, except for liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the corporation; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) for unlawful distributions; or (iv) for any transaction from which a director received an improper personal benefit.

STOCKHOLDER APPROVAL OF THE MERGER

        Approval of the Merger to change the Company's state of incorporation from Delaware to Georgia will require the affirmative vote of a majority of the votes of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together, entitled to vote thereon.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS


         The Company provides all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Stockholders, which currently is expected to be held in May 1999. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy Statement for the next Annual Meeting of Stockholders, any such proposal should be submitted to the Company no later than January 20, 1999, to the attention of its Secretary, at its principal place of business in Atlanta, Georgia. Stockholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors.



VOTING PROCEDURES

         Stockholders' votes will be tabulated by the persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual meeting. All shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, will be counted as present and entitled to vote on the proposal. Accordingly, an abstention from voting on the proposal by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention differently.


INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


         The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Annual Report on Form 10-K for the year ended December 31, 1997: (i) Management's Discussion and Analysis set forth at pages 16 through 22 thereof; (ii) Consolidated Financial Statements set forth at pages F-3 through F-7 thereof; (iii) Notes to Consolidated Financial Statements set forth at pages F-8 through F-18 thereof; and (iv) Report of Independent Accountants set forth at page F-2 thereof.



         The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement. Such written or oral request should be directed to W. Jeffrey Camp, Chief Financial Officer, Tekgraf, Inc., 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328; (404) 252-0201.


AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of the reports, proxy statements and other information can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. The Class A Common Stock of the Company and the Warrants are traded on the Nasdaq National Market (Symbols: TKGFA and TKGFW, respectively), and such reports, proxy statements and other information concerning the Company also can be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

         A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. THE COMPANY HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR ITS 1997 FISCAL YEAR WITH THE COMMISSION. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K BY WRITING TO W. JEFFREY CAMP, CHIEF FINANCIAL OFFICER, TEKGRAF, INC., 6000 LAKE FORREST DRIVE, SUITE 110, ATLANTA, GEORGIA 30328; COPIES OF THE EXHIBITS TO THE FORM 10-K WILL NOT BE FURNISHED PURSUANT TO SUCH REQUEST, BUT A LIST OF THE EXHIBITS IS INCLUDED IN THE FORM 10-K AND THE COMPANY WILL FURNISH ANY SUCH EXHIBITS TO THE STOCKHOLDER UPON WRITTEN REQUEST, FOR A REASONABLE FEE APPROXIMATELY EQUAL TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS.


OTHER MATTERS

         The Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

                                    By Order of the Board of Directors



                                    /s/ Phillip C. Aginsky
                                    ------------------------------------
                                    Phillip C. Aginsky
                                    Chairman and Chief Executive Officer




Atlanta, Georgia
Dated:  April 29, 1998

                                    EXHIBIT A

                                    AGREEMENT

                                       AND

                                 PLAN OF MERGER



         THIS AGREEMENT AND PLAN OF MERGER is entered into as of this _____ day of _______________, 1998, by and between Tekgraf, Inc., a corporation organized under the laws of the State of Delaware ("Tekgraf"), and [Subsidiary], Inc., a corporation organized under the laws of the State of Georgia ("Subsidiary"). The names of the corporations planning to merge are Tekgraf, Inc., a corporation organized under the laws of the State of Delaware, and [Subsidiary], Inc., a corporation organized under the laws of the State of Georgia. Immediately after the effective time of the Merger, the name of the surviving corporation into which Tekgraf plans to merge will be changed to "Tekgraf, Inc." (the "Merger").

     1. Tekgraf shall, pursuant to the provisions of the Georgia Business Corporation Code and the Delaware General Corporation Law be merged with and into Subsidiary, which shall be the surviving corporation and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name "Tekgraf, Inc.", pursuant to the provisions of the laws of the State of Georgia. The separate existence of Tekgraf, which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease when the merger takes effect in accordance with the provisions of the Georgia Business Corporation Code and the Delaware General Corporation Law.

     2. The Certificate of Incorporation of the surviving corporation when the Merger takes effect in the jurisdiction of its organization shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the surviving corporation.

     3. The bylaws of the surviving corporation when the Merger takes effect in the jurisdiction of its organization shall be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

     4. The members of the Board of Directors and the officers in office of the non-surviving corporation when the merger takes effect in the jurisdiction of its organization shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the provisions of the bylaws of the surviving corporation.

     5. Each issued share of Class A Common Stock and Class B Common Stock of the non-surviving corporation when the merger takes effect shall be converted into one share of Class A Common Stock, $.001 par value, or Class B Common Stock, $.001 par value, respectively, of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner or any consideration be delivered therefor, and each said share which is issued as of the effective date of the merger shall be cancelled.

     6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the non-surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Delaware General Corporation Law, and the merger of the non-surviving corporation with and into the surviving corporation shall be authorized in the manner prescribed by the Georgia Business Corporation Code.

     7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation in the manner prescribed by the provisions of the Delaware General Corporation Law, and in the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the provisions of the Georgia Business Corporation Code, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Georgia and by the laws of the State of Delaware, and that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Georgia and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.


     8. The surviving corporation hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of non-surviving corporation, as well as for any obligation of the surviving corporation resulting from the merger, and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings. The address to which the Secretary of State shall mail a copy of such process to surviving corporation is 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328.


     9. The Board of Directors and the proper officers of the non- surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

     10. The merger herein provided for shall become effective in the State of Georgia upon the date of the filing of the Articles of Merger with the Secretary of State of Georgia.



                                            TEKGRAF, INC.

                                            By:
                                                     --------------------------
                                                     Name:  Phillip Aginsky
                                                     Title: Chairman


                                            [SUBSIDIARY]

                                            By:
                                                     --------------------------
                                                     Name:  Phillip Aginsky
                                                     Title: Chairman

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                                  TEKGRAF, INC.

                      -----------------------------------

                  FIRST: The name of the corporation is Tekgraf, Inc. (the "Corporation").

                  SECOND: The aggregate number of shares which the Corporation shall have authority to issue is Forty Million (40,000,000) shares, consisting of (i) Thirty-One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (31,666,667) shares of Class A Common Stock, $.001 par value per share (the "Class A Common Stock"); (ii) Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (3,333,333) shares of Class B Common Stock, $.001 par value per share (the "Class B Common Stock"); and (iii) Five Million (5,000,000) shares of Preferred Stock, $.001 par value per share the ("Preferred Stock").

A.       Common Stock

         (1) General. The designations, preferences, limitations and relative rights of the Class A Common Stock and the Class B Common Stock shall be in all respect identical, except as stated in this Certificate of Incorporation or as otherwise required by law.

         (2)      Voting Rights.

                  (a) At each meeting of stockholders of the Corporation and upon each proposal presented at such meeting, every holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the stock transfer records of the Corporation and every holder of Class B Common Stock shall be entitled to five votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the stock transfer records of the Corporation.

                  (b) Except as provided in this Paragraph (2) or as may be otherwise required by law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class with respect to all matters. The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the affirmative vote of the holders of a majority of the Class A Common Stock and Class B Common Stock of the Corporation entitled to vote, voting together as a single class.

                  (c) Except as may be otherwise required by law or stated in any Preferred Stock Designation (as defined in Section B of this ARTICLE SECOND), the holders of Class A Common Stock and Class B Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Class A Common Stock and Class B Common Stock being entitled to vote as provided in this Paragraph (2).

         (3) Dividends and Distributions. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of either the Class A Common Stock or Class B Common Stock unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other such class of stock; provided further, however, that a dividend of shares may be declared and paid in Class A Common Shares to holders of Class A Common Stock and Class B Common Stock if the number of shares paid per share to holders of Class A Common Stock and to holders of Class B Common Stock shall be the same. If the corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be subdivided, combined or reclassified proportionally in the same manner and on the same basis as the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, have been subdivided, combined or reclassified. A dividend in shares of Class A Common Stock may be paid to the holders of shares of any other class of the Corporation.

         (4) Common Stock Subject to Priorities of Preferred Stock. The Class A Common Stock and Class B Common Stock are subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as may be stated in this Certificate of Incorporation and in any Preferred Stock Designation.

         (5) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders, if any, of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata on a share for share basis to the holders of the Class A Common Stock and Class B Common Stock, subject to any Preferred Stock Designation.

         (6) No Conversion of Class A Common Stock. The shares of Class A Common Stock are not convertible into or exchangeable for shares of Class B Common Stock or any other shares or securities of the Corporation.

         (7)      Conversion of Class B Common Stock.

                  (a) Optional Conversion. Each record holder of Class B Common Stock is entitled, at any time or from time to time, to convert any or all of the shares of such holder's Class B Common Stock into fully paid and non-assessable shares of Class A Common Stock for no additional consideration, at the ratio of one share of Class A Common Stock for each share of Class B Common Stock.

                  (b)      Optional Conversion Procedures.

                           (i)      Each conversion of shares pursuant to
Paragraph (7)(a) hereof shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder stating the number of shares that such holder desires to convert. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

                           (ii)     Promptly after such surrender, the
Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common Stock issuable upon such conversion and a certificate representing any Class B Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

                  (c) Automatic Conversion. Each share of Class B Common Stock shall (subject to receipt of any and all necessary approvals) convert automatically into one fully paid and non-assessable share of Class A Common Stock (i) upon its sale, gift or transfer, except in the case of a transfer to a trust for which the original holder acts as sole trustee or any other holder of Class B Common Stock; (ii) upon the death of the original holder thereof, including in the case of the original holder having transferred the Class B Common Stock to a trust for which the original holder served as trustee during his or her lifetime; or (iii) upon the conversion of an aggregate of 75% of the authorized shares of Class B Common Stock into Class A Common Stock.

                  (d) Issuance Costs. The issuance of certificates upon conversion of shares pursuant hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

                  (e) Reservation of Shares. Solely for the purpose of issuance upon conversation of such shares as herein provided, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B Common Stock. The Corporation covenants that all shares of Class A Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to such issue. The Corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Class A Common Stock may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Class B Common Stock would exceed the total number of Class A Common Stock then authorized by the Certificate of Incorporation.

         (8) Reissuance of Shares. Any shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided herein shall be retired and cancelled and shall not be reissued.

B.       Preferred Stock

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series (the "Preferred Stock Designation"). The authority of the Board of Directors with respect to each series of Preferred stock shall include, but not be limited to, determining the following:

         (1) the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

         (2) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

         (3) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

         (4) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

         (5) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

         (6) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and the manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

         (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

         (8) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

         (9) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

         (10) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

C. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualification, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

                  THIRD: The address of the Corporation's registered office in the State of Georgia is located at 999 Peachtree Street, Suite 1400, Atlanta, Georgia 30309 (Fulton County). The name of its registered agent at such address is Wade H. Stribling.

                  FOURTH: The name and address of the incorporator is Wade H. Stribling, Esq., and his mailing address is c/o Nelson Mullins Riley & Scarborough, L.L.P., First Union Plaza, 999 Peachtree Street, N.E., Suite 1400, Atlanta, Georgia 30309.


                  FIFTH: The mailing address of the principal office of the corporation is 6000 Lake Forrest Drive, Suite 110, Atlanta, Georgia 30328.


                  SIXTH: The corporation shall have no fewer than three directors, with the actual number to be set in accordance with the Bylaws of the corporation.

                  SEVENTH: A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (1) for any appropriation, in violation of his duties, of any business opportunity of the corporation, (2) for acts or omissions which involve intentional misconduct or a knowing violation of law, (3) under section 14-2- 832 (or any successor provision or redesignation thereunder) of the Georgia Business Corporation Code, or (4) for any transaction from which the director derived an improper benefit.


                  If at any time the Georgia Business Corporation Code shall have been amended to authorize elimination or limitation of the liability of a director, then the liability of each director of the corporation shall be eliminated or limited to the fullest extent permitted by the Georgia Business Corporation Code, as so amended, without further action by the shareholders, unless the provisions of the Georgia Business Corporation Code, as amended, require further action by the shareholders. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect the elimination or limitation of liability or alleged liability pursuant hereto of any director of the corporation for or with respect to any alleged act or omission of the director occurring prior to such repeal or modification.


                  EIGHTH: Shareholder action may be taken without a meeting if written consent, setting forth the action so taken, is signed by persons who would be entitled to vote not less than the minimum number of shares that would be necessary to authorize or take the action, subject to the provisions of the Georgia Business Corporation Code.

         IN WITNESS THEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties of perjury, this _____th day of ________________, 1998.


                                  -------------------------------------------
                                  Wade H. Stribling, Esq.
                                  Incorporator

                                    EXHIBIT C

                                     BY-LAWS
                                       OF
                                  TEKGRAF, INC.
                             (A Georgia Corporation)
                        --------------------------------

                                    ARTICLE I
                            Meetings of Shareholders

Section 1. Annual Meeting. The annual meeting of the Shareholders of TEKGRAF, INC., hereinafter called the "Corporation", for the election of directors and for the transaction of such other business as may come before the meeting shall be held in the 5th month following the close of the Corporation's fiscal year, at such date and time as shall be designated by the Board or Chairman of the Board or the President, or at such other date and time as the Board shall designate.

Section 2. Special Meeting. Special Meetings of the Shareholders, unless otherwise prescribed by statute, may be called at any time by the Board or the Chairman of the Board or the President. The Board of Directors shall call a special meeting of the Shareholders when requested in writing by Shareholders holding not less than 20% of the outstanding stock of the corporation; such written request shall state the object of the meeting proposed to be held.

Section 3. Notice of Meetings. Notice of the place, date and time of the holding of each annual and special meeting of the Shareholders and, in the case of a special meeting, the purpose or purposes thereof shall be given personally or by mail in a postage prepaid envelope to each Shareholder entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the date of such meeting, and, if mailed, it shall be directed to such Shareholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at some other address. If mailed, such notice shall be deemed to be delivered when deposited in United States mail so addressed with postage thereon prepaid. Notice of any meeting of Shareholders shall not be required to be given to any Shareholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board shall fix after the adjournment a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

Section 4. Place of Meetings. Meetings of the Shareholders may be held at such place, within or without the State of Georgia, as the Board or other officer calling the same shall specify in the notice of such meeting, or in a duly executed waiver of notice thereof.

Section 5. Quorum. At all meetings of the Shareholders, the holders of a majority of the votes of the shares of stock of the Corporation issued and outstanding and entitled to vote shall be present in person or by proxy to constitute a quorum for the transaction of any business, except when Shareholders are required to vote by class, in which event a majority of the issued and outstanding shares of the appropriate class shall be present in person or by proxy, or except as otherwise provided by statute or in the Articles of Incorporation. In the absence of a quorum, the holders of a majority of the votes of the shares of stock present in person or by proxy and entitled to vote, or if no Shareholder entitled to vote is present, then any officer of the Corporation may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

Section 6. Organization. At each meeting of the Shareholders the Chairman of the Board, or in his absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, a Vice President, or in the absence of all the foregoing, any person chosen by a majority of those Shareholders present, shall act as chairman of the meeting. The Secretary, or, in his absence or inability to act, the Assistant Secretary or any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

Section 7. Order of Business. The order of business at all meetings of the Shareholders shall be as determined by the chairman of the meeting.

Section 8. Voting. Except as otherwise provided by statute, the Articles of Incorporation, or any certificate duly filed in the office of the Secretary of State of Georgia, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the Shareholders to one vote for every share of such stock standing in his name on the record of Shareholders of the Corporation on the date fixed by the Board as the record date for the determination of the Shareholders who shall be entitled to notice of and to vote at such meeting; or if such record date shall not have been so fixed, then at the close of business on the day next preceding the day on which the meeting is held; or each Shareholder entitled to vote at any meeting of Shareholders may authorize another person or persons to act for him by a proxy signed by such Shareholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Shareholder executing it, except in those cases where an irrevocable proxy is permitted by law. Except as otherwise provided by statute, these By-Laws, or the Articles of Incorporation, any corporate action to be taken by vote of the Shareholders shall be authorized by a majority of the total votes, or when Shareholders are required to vote by class by a majority of the votes of the appropriate class, cast at a meeting of Shareholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the Shareholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

Section 9. List of Shareholders. The officer who has charge of the stock ledger of the Corporation, or the transfer agent of the Corporation's stock, if there be one then acting, shall prepare and make, at least ten days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Shareholder and the number of shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, at the place where the meeting is to be held, or at the office of the transfer agent. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

Section 10. Inspectors. The Board may, in advance of any meeting of Shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any Shareholder entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the chairman of the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be Shareholders.

Section 11. Consent of Shareholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation, any action required by Section 14-2-704 of the Georgia Business Corporation Code, to be taken at any annual or special meeting of such Shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of Shareholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.
                                   ARTICLE II
                               Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the Shareholders.

Section 2. Number, Qualifications, Election and Term of Office. The number of directors of the Corporation shall be fixed from time to time by the vote of a majority of the entire Board then in office and the number thereof may thereafter by like vote be increased or decreased to such greater or lesser number (not less than three) as may be so provided, subject to the provisions of
Section 11 of this Article II. All of the directors shall be of full age and need not be Shareholders. Except as otherwise provided by statute or these By-Laws, the directors shall be elected at the annual meeting of the Shareholders for the election of directors at which a quorum is present, and the persons receiving a plurality of the votes cast at such meeting shall be elected. Each director shall hold office until the next annual meeting of the Shareholders and until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Articles of Incorporation.

Section 3. Place of Meetings. Meetings of the Board may be held at such place, within or without the State of Georgia, as the Board may from time to time determine or as shall be specified in the notice or waiver of notice of such meeting.

Section 4. Annual Meeting. The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the Shareholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may be held at any other time or place (within or without the State of Georgia) which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

Section 5. Regular Meetings. Regular meetings of the Board shall be held at such time and place as the Board may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board need not be given except as otherwise required by statute or these By-Laws.

Section 6. Special Meetings. Special meetings of the Board may be called by two or more directors of the Corporation or by the Chairman of the Board or the President.

Section 7. Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place (within or without the State of Georgia) of the meeting. Notice of each such meeting shall be delivered to each director either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to him at his residence, or usual place of business, at least three days before the day on which such meeting is to be held. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting protesting, prior to or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.

Section 8. Quorum and Manner of Acting. A majority of the entire Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Articles of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. Any one or more members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment allowing all participants in the meeting to hear each other at the same time and participation by such means shall constitute presence in person at a meeting. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat, or if no director be present, the Secretary, may adjourn such meeting to another time and place, or such meeting, unless it be the annual meeting of the Board, need not be held. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Except as provided in Article III of these By-Laws, the directors shall act only as a Board and the individual directors shall have no power as such.

Section 9. Organization. At each meeting of the Board, the Chairman of the Board (or, in his absence or inability to act, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

Section 10. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board or Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 11. Vacancies. Vacancies, including newly created directorships, may be filled by a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section for the filling of other vacancies.

Section 12. Removal of Directors. Except as otherwise provided in the Articles of Incorporation or in these By-Laws, any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the votes of the issued and outstanding shares of stock entitled to vote for the election of the Shareholders called and held for that purpose, or by a majority vote of the Board of Directors at a meeting called for such purpose, and the vacancy in the Board caused by any such removal may be filled by such Shareholders or directors, as the case may be, at such meeting, and if the Shareholders shall fail to fill such vacancy, such vacancy shall be filled in the manner as provided by these By-Laws.

Section 13. Compensation. The Board shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity, provided no such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 14. Action by the Board. To the extent permitted under the laws of the State of Georgia, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

                                   ARTICLE III
                         Executive and Other Committees

Section 1. Executive and Other Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the Committee. Any such committee, to the extent provided in the resolution, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep minutes of its proceedings and shall report such minutes to the Board when required. All such proceedings shall be subject to revision or alteration by the Board, provided, however, the third parties shall not be prejudiced by such revision or alteration.

Section 2. General. A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Article II, Section 7. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

                                   ARTICLE IV
                                    Officers

Section 1. Number and Qualifications. The officers of the Corporation shall include the Chairman of the Board, the President, one or more Vice Presidents (one or more of whom may be designated Executive Vice President or Senior Vice President), the Treasurer, and the Secretary. Any two or more offices may be held by the same person. Such officers shall be elected from time to time by the Board, each to hold office until the meeting of the Board following the next annual meeting of the Shareholders, or until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board may from time to time elect a Vice Chairman of the Board, and the Board may from time to time elect, or the Chairman of the Board, or the President may appoint, such other officers (including one or more Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers), as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the Board or by the appointing authority.

Section 2. Resignation. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3. Removal. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the vote of the majority of the entire Board at any meeting of the Board or, except in the case of an officer or agent elected or appointed by the Board, by the Chairman of the Board or the President. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

Section 4. Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

Section 5. a. The Chairman of the Board. The Chairman of the Board, if one be elected, shall, if present, preside at each meeting of the Shareholders and of the Board and shall be an ex officio member of all committees of the Board. He shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

                  b. The Vice Chairman of the Board. The Vice Chairman of the Board, if one be elected, shall have such powers and perform all such duties as from time to time may be assigned to him by the Board or the Chairman of the Board and, unless otherwise provided by the Board, shall in the case of the absence or inability to act of the Chairman of the Board, perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

Section 6. The President. The President shall be the chief operating and executive officer of the Corporation and shall have general and active supervision and direction over the business and affairs of the Corporation and over its several officers, subject, however, to the direction of the Chairman of the Board and the control of the Board. If no Chairman of the Board is elected, or at the request of the Chairman of the Board, or in the case of his absence or inability to act, unless there be a Vice Chairman of the Board so designated to act, the President shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. He shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Board or the Chairman of the Board.

Section 7. Vice Presidents. Each Executive Vice President, each Senior Vice President and each Vice President shall have such powers and perform all such duties as from time to time may be assigned to him by the Board, the Chairman of the Board, or the President. They shall, in the order of their seniority, have the power and may perform the duties of the Chairman of the Board and the President.

Section 8. The Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall exercise general supervision over the receipt, custody and disbursement of Corporate funds. He shall have such further powers and duties as may be conferred upon him from time to time by the President or the Board of Directors. He shall perform the duties of controller if no one is elected to that office.

Section 9.  The Secretary.  The Secretary shall:

            (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the Shareholders;
            (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;
            (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;
            (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed, and
            (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board, or the President.

Section 10. Officer's Bonds or Other Security. If required by the Board, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.

Section 11. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board, provided, however, that the Board may delegate to the Chairman of the Board or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director shall not have any vote in the determination of the amount of compensation paid to him.

                                    ARTICLE V
                                 Indemnification

         The Corporation shall, to the fullest extent permitted by the laws of the state of incorporation, indemnify any and all persons whom it shall have power to indemnify against any and all costs, expenses, liabilities or other matters incurred by them by reason of having been officers or directors of the Corporation, any subsidiary of the Corporation or of any other corporation for which he acted as officer or director at the request of the Corporation.


                                   ARTICLE VI
                  Contracts, Checks, Drafts, Bank Account, etc.

Section 1. Execution of Contracts. Except as otherwise required by statute, the Articles of Incorporation or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these By-Laws, an officer or agent or employee shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

Section 2. Loans. Unless the Board shall otherwise determine, either (a) the Chairman of the Board, the Vice Chairman of the Board or the President, singly, or (b) a Vice President, together with the Treasurer, may effect loans and advances at any time for the Corporation or guarantee any loans and advances to any subsidiary of the Corporation, from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, or guarantee of indebtedness of subsidiaries of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by the Board.

Section 3. Checks, Drafts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation, or in such manner as the Board may determine by resolution.

Section 5. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

Section 6. Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President, or a Vice President may from time to time appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                   ARTICLE VII
                                  Shares, Etc.

Section 1. Stock Certificates. Each holder of shares of stock of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board, certifying the number of shares of the Corporation owned by him. The certificates representing shares of stock shall be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or is registered by a registrar other than the Corporation or one of its employees, the signature of the officers of the Corporation upon such certificates may be facsimiles, engraved or printed. In case any officer who shall have signed or whose facsimile signature has been placed upon such certificates shall have ceased to be such officer before such certificates shall be issued, they may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

Section 2. Books of Account and Record of Shareholders. The books and records of the Corporation may be kept at such places within or without the state of incorporation as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

Section 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of Shareholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such Shareholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

Section 4. Regulations. The Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 5. Lost, Destroyed or Mutilated Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen, or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representative to give the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate, or the issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Georgia.

Section 6. Fixing of the Record Date. In order that the Corporation may determine the Shareholders entitled to notice of, or to vote at, any meeting of Shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution of allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of Shareholders of record entitled to notice of, or to vote at, a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VIII
                                     Offices

Section 1. Principal or Registered Office. The principal registered office of the Corporation shall be at such place as may be specified in the Articles of Incorporation of the Corporation or other certificate filed pursuant to law, or if none be so specified, at such place as may from time to time be fixed by the Board.

Section 2. Other Offices. The Corporation also may have an office or offices other than said principal or registered office, at such place or places either within or without the State of Georgia.

                                   ARTICLE IX
                                   Fiscal Year

         The fiscal year of the Corporation shall be determined by the Board.

                                    ARTICLE X
                                      Seal

         The Board shall provide a corporate seal which shall contain the name of the Corporation, the words "Corporate Seal" and the year and State of Georgia.

                                   ARTICLE XI
                                   Amendments

Section 1. Shareholders. These By-Laws may be amended or repealed, or new By-Laws may be adopted, at any annual or special meeting of the Shareholders, by a majority of the total votes of the Shareholders or when Shareholders are required to vote by class by a majority of the appropriate class, in person or represented by proxy and entitled to vote on such action; provided, however, that the notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of these By-Laws, or the adoption of new By-Laws, is one of the purposes of such meeting.

Section 2. Board of Directors. These By-Laws may also be amended or repealed or new By-Laws may be adopted, by the Board at any meeting thereof; provided, however, that notice of such meeting shall have been given as provided in these By-Laws, which notice shall mention that amendment or repeal of the By-Laws, or the adoption of new By-Laws, is one of the purposes of such meetings, By-Laws adopted by the Board may be amended or repealed by the Shareholders as provided in Section 1 of this Article XI.

                                   ARTICLE XII
                                  Miscellaneous

Section 1. Interested Directors. No contract or other transaction between the Corporation and any other corporation shall be affected and invalidated by the fact that any one or more of the Directors of the Corporation is or are interested in or is a Director or officer or are Directors or officers of such other corporation, and any Director or Directors, individually or jointly, may be a party or parties to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; and no contract, act or transaction of the Corporation with any person or persons, firm or corporation shall be affected or invalidated by the fact that any Director or Directors of the Corporation is a party or are parties to or interested in such contract, act or transaction, or in any way connected with such person or persons, firms or associations, and each and every person who may become a Director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself, any firm, association or corporation in which he may be in any way interested.

Section 2. Ratification. Any transaction questioned in any Shareholders' derivative suit on the grounds of lack of authority, defective or irregular execution, adverse interest of director, officer or Shareholder, nondisclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the Shareholders in case less than a quorum of Directors are qualified, and, if so ratified, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its Shareholders, and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

                                                                        APPENDIX

                       PROXY SOLICITED FOR ANNUAL MEETING
                               OF STOCKHOLDERS OF
                                  TEKGRAF, INC.
                             TO BE HELD MAY 20, 1998


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         The undersigned hereby constitutes and appoints W. Jeffrey Camp and Phillip C. Aginsky and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated on the reverse, all of the shares of Class A Common Stock and Class B Common Stock of Tekgraf, Inc. ("Tekgraf") that the undersigned would be entitled to vote at the 1998 Annual Meeting of Stockholders of Tekgraf, to be held on May 20, 1998, at 645 Hembree Parkway, Suite J, Roswell, Georgia 30076, at 11:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Stockholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: (I) FOR PROPOSAL 1 TO ELECT THE SEVEN NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS, EACH FOR A ONE-YEAR TERM; (II) FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998; (III) FOR PROPOSAL 3 TO APPROVE THE REINCORPORATION OF THE COMPANY IN THE STATE OF GEORGIA; AND (IV) AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

         PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.       ELECTION OF DIRECTORS:

                  Phillip C. Aginsky              J. Thomas Woolsey
                  Dan I. Bailey                   Albert E. Sisto
                  William M. Rychel               Frank X. Dalton, Jr.
                  Martyn L. Cooper

         (  )     FOR all nominees                (  )     WITHHOLD AUTHORITY to
                  Listed (except as                        vote for all nominees
                  marked to the contrary)

                  (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space provided below.)



2.       PROPOSAL to ratify the appointment of Coopers & Lybrand
         L.L.P. as independent public accountants of the Company for the year ending December 31, 1998

                     (  )  FOR          (  )  AGAINST        (  )  ABSTAIN

3. PROPOSAL to approve the reincorporation of the Company in the State of Georgia.

                      (  )  FOR         (  )  AGAINST        (  )  ABSTAIN

4. IN THEIR DISCRETION, to act upon such other business as may properly come before the meeting or any adjournment thereof.


                                    Dated:                           , 1998
                                          --------------------------

         ----------------           ---------------------------------
         Number of Shares           Signature of Stockholder(s)
         of Class A
         Common Stock


         ----------------           ---------------------------------
         Number of Shares           Signature of Stockholder(s)
         of Class B
         Common Stock



                                    Note: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.